Exhibit 4.11

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide"), Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo") and MBIA Insurance Corporation, as the insurer ("Insurer" or "MBIA"), shall be effective as of November 22, 2000.

PRELIMINARY STATEMENT

          Delta has acted as "Servicer" under that certain Pooling and Servicing Agreement dated as of August 31, 1998 by and among Delta, as seller and servicer, Wells Fargo as trustee and MBIA Insurance Corporation, as certificate insurer ("Insurer" or "MBIA"), as such may have been amended to date (the "Pooling and Servicing Agreement");

          Delta has resigned as "Servicer" under the Pooling and Servicing Agreement and has been retained to service the Mortgage Loans pursuant to that certain servicing agreement by and among Delta, Wells Fargo and MBIA dated November 13, 2000 (the "Servicing Agreement").

          Countrywide has agreed to act as a "backup servicer" (the "Backup Servicer") of the Mortgage Loans and has further agreed to act as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns, or Delta’s Servicing Term expires without renewal, or Delta is otherwise removed as the "Servicer" under the Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

          "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

          "Delinquent Loans" means Mortgage Loans which are _______ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

          "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

          "Supplemental Fee" means for any Distribution Date, an amount equal to ____________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

           Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement or the Servicing Agreement, as the case may be.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a)   Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                   During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                   Immediately, upon its resignation, termination or upon the expiration of the Servicing Term, under the Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by MBIA or Wells Fargo in the notice that the Servicing Term under the Servicing Agreement has not been renewed. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein (excluding any additional criteria imposed by the Insurer), and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion and with the consent of MBIA, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as back-up servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

        (b) Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

           (a)  During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to _______________________ (the "Backup Servicing Fee").

          (b)   Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

           (c)  If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds _________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide’s obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo, the Insurer and, the Rating Agencies. The parties hereto acknowledge and agree that MBIA’s consent, if given, to Countrywide’s succession as "Servicer" under the Pooling and Servicing Agreement will be subject to the Servicing Term described in Section 3.04 of this Agreement and may be conditioned upon such requirements as the Insurer and Countrywide may agree to at the time it gives such consent. Delta hereby agrees to pay all of the costs and expenses of the transfer of servicing to the Backup Servicer hereunder and Delta hereby agrees to pay the costs and expenses for all of the parties hereto for the enforcement of such parties’ rights hereunder. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a)   If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo’s reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b)   If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a)   Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b)   Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c)   Wells Fargo shall provide Countrywide and MBIA with a certificate of an officer of Wells Fargo that, to the best of such officer’s knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta’s servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo, MBIA or Delta as permitted herein.

          (a)   Neither Delta, Wells Fargo or MBIA may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta, with the consent of MBIA may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                   Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Servicing Agreement, (ii) Delta's Servicing Term under the Servicing Agreement expires without renewal or (iii) Delta is otherwise removed as Servicer under the Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide and to the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b)   Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo and MBIA in their sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and MBIA and may be Wells Fargo) has fully assumed in writing all of Countrywide’s obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

           Section 3.04 Countrywide as Successor Servicer under the Pooling and Servicing Agreement.

          (a)   In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement, Countrywide shall service the Mortgage Loans for a ninety (90) day term (the "Servicing Term"), which Servicing Term may be renewed by MBIA or the Trustee as set forth below. MBIA may, in its sole discretion, send or direct the Trustee, in writing, to send a written notice (a "Servicer Extension Notice"), in the form of Exhibit A hereto, to Countrywide and Wells Fargo (or MBIA as the case may be), extending the Servicing Term for one or more 90-day terms or terms of any other duration (not less than 90 days) specified by the Insurer or the Trustee (at the direction of MBIA) in the related Servicer Extension Notice (each, a "Servicing Period"). Any Servicer Extension Notice shall be delivered to such parties no later than ten (10) Business Days prior to the expiration of the existing Servicing Period; provided, however, that any such Servicer Extension Notice that extends the Servicing Term beyond the existing Servicing Term is revocable by MBIA, in it sole discretion, at any time before the expiration of such ten (10) Business Day period. Countrywide shall be bound upon its receipt of any such Servicer Extension Notice, for the duration of the Servicing Period and each successive term covered by such Servicer Extension Notice to act as the "Servicer" of the Mortgage Loans under the Pooling and Servicing Agreement, unless sooner terminated in accordance with Article VIII of the Pooling and Servicing Agreement. If a Servicer Extension Notice is delivered after the expiration of the existing Servicing Term, MBIA and Countrywide may agree that Countrywide shall be bound for the Servicing Term covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless Countrywide is otherwise terminated under this Agreement. Unless a Servicer Extension Notice is sent, this Servicing Agreement and all of the Servicer’s rights and obligations shall expire at the end of the applicable Servicing Period.

          (b)   In the event that Wells Fargo has not received written direction to extend the Servicing Term from MBIA on or before the tenth (10th) Business Day prior to the expiration of the existing Servicing Period, then Wells Fargo may notify MBIA to that effect and inquire as to whether MBIA will direct Wells Fargo to send Countrywide a Servicer Extension Notice.

          Section 3.05 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta’s for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.06 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section   4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta, Wells Fargo and MBIA:

           (a)  Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

           (b)  Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo, MBIA and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo with the consent of MBIA. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate, with the consent of MBIA, Countrywide only as permitted under the Pooling and Servicing Agreement.

           (c)  No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

           (d)  Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

           (e)  Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

           (f)  No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g)   Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

           (h)  FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and MBIA:

           (a)  No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta’s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b)   Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide and MBIA with respect to each Mortgage Loan and REO Property, as applicable:

           (a)  The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

           (b)  At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

           (c)  All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer’s ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

           (d)  Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta’s knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

           (e)  Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

           (f)  The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

           (g)  If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

           (h)  Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

           (i)  There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

           (j)  There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party or MBIA, the party discovering such breach shall give prompt written notice to the other party and MBIA. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party’s continued failure to cure such breach, the non-breaching party and MBIA shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a)   Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement, MBIA and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo, MBIA or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta’s representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide’s agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta’s failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo, MBIA or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b)   Countrywide agrees to indemnify, defend, and hold Wells Fargo, MBIA and Delta harmless from and against any and all Damages incurred by Wells Fargo, MBIA and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide’s representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide’s indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta’s willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant’s Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant’s Report.

          Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto and the written consent of MBIA.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	in the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A.
11000 Broken Lane Parkway
Columbia, Maryland 21044
Attention: Corporate Trust Department
Telephone: (410) 884-2000
Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	in the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

(d)	in the case of MBIA,

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention: IPM-Structured Finance Division-
                  Mortgage Banking Group, Cathleen Murray
Telephone: (914) 765-3739
Facsimile: (914) 765-3810
E-mail: Cathleen.Murray@MBIA.com

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

Agreed and acknowledged by MBIA Insurance Corporation,
as Insurer under the Pooling and Servicing Agreement

MBIA Insurance Corporation
as Insurer

By:
Name:
Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

EXHIBIT A
TO AGREEMENT TO ACT AS BACKUP SERVICER

SERVICER EXTENSION NOTICE

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Calabasas, California 91302
Attention: Thomas Lin, Portfolio Services Granada
Calabasas, California 91302

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland 21044-3562
Attention: Corporate Trust Services Group

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504
Attention: Insured Portfolio Management--Structured Finance (IPM-SF)

Re:   Delta Funding Home Equity Loan Trust 199_-__

Dear Ladies and Gentlemen:

Reference is hereby made to the Agreement to Act as Backup Servicer dated November 22, 2000 (the "Agreement") by and between Delta Funding Corporation, Wells Fargo Bank Minnesota ("Wells Fargo"), N.A., MBIA Insurance Corporation ("MBIA") and Countrywide Home Loans, Inc. ("Countrywide") Pursuant to Section 3.04 of the Agreement, MBIA (or Wells Fargo as the case may be) hereby notifies Countrywide that its term as Servicer has been extended for a period, beginning on [     ], [     ] and ending on [           ], [     ].

[ ] By: Name: Title:

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide"), Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo") and MBIA Insurance Corporation, as the insurer ("Insurer" or "MBIA"), shall be effective as of November 22, 2000.

PRELIMINARY STATEMENT

          Delta has acted as "Servicer" under that certain Pooling and Servicing Agreement dated as of November 30, 1998 by and among Delta, as seller and servicer, Wells Fargo as trustee and MBIA Insurance Corporation, as certificate insurer ("Insurer" or "MBIA"), as such may have been amended to date (the "Pooling and Servicing Agreement");

          Delta has resigned as "Servicer" under the Pooling and Servicing Agreement and has been retained to service the Mortgage Loans pursuant to that certain servicing agreement by and among Delta, Wells Fargo and MBIA dated November 13, 2000 (the "Servicing Agreement").

           Countrywide has agreed to act as a "backup servicer" (the "Backup Servicer") of the Mortgage Loans and has further agreed to act as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns, or Delta's Servicing Term expires without renewal, or Delta is otherwise removed as the "Servicer" under the Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

           "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

           "Delinquent Loans" means Mortgage Loans which are __________ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

          " Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

           "Supplemental Fee" means for any Distribution Date, an amount equal to __________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement or the Servicing Agreement, as the case may be.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a)   Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                     During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                     Immediately, upon its resignation, termination or upon the expiration of the Servicing Term, under the Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by MBIA or Wells Fargo in the notice that the Servicing Term under the Servicing Agreement has not been renewed. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein (excluding any additional criteria imposed by the Insurer), and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion and with the consent of MBIA, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as back-up servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

          (b)   Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a)   During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to ____________________________ (the "Backup Servicing Fee").

          (b)   Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c)   If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ____________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide's obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo, the Insurer and, the Rating Agencies. The parties hereto acknowledge and agree that MBIA's consent, if given, to Countrywide's succession as "Servicer" under the Pooling and Servicing Agreement will be subject to the Servicing Term described in Section 3.04 of this Agreement and may be conditioned upon such requirements as the Insurer and Countrywide may agree to at the time it gives such consent. Delta hereby agrees to pay all of the costs and expenses of the transfer of servicing to the Backup Servicer hereunder and Delta hereby agrees to pay the costs and expenses for all of the parties hereto for the enforcement of such parties' rights hereunder. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a)   If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo's reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b)   If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01  Transfer of Servicing.

          (a)   Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b)   Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c)   Wells Fargo shall provide Countrywide and MBIA with a certificate of an officer of Wells Fargo that, to the best of such officer's knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta's servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo, MBIA or Delta as permitted herein.

          (a)   Neither Delta, Wells Fargo or MBIA may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta, with the consent of MBIA may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                   Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Servicing Agreement, (ii) Delta's Servicing Term under the Servicing Agreement expires without renewal or (iii) Delta is otherwise removed as Servicer under the Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide and to the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b)   Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo and MBIA in their sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and MBIA and may be Wells Fargo) has fully assumed in writing all of Countrywide's obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

           Section 3.04 Countrywide as Successor Servicer under the Pooling and Servicing Agreement.

          (a)   In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement, Countrywide shall service the Mortgage Loans for a ninety (90) day term (the "Servicing Term"), which Servicing Term may be renewed by MBIA or the Trustee as set forth below. MBIA may, in its sole discretion, send or direct the Trustee, in writing, to send a written notice (a "Servicer Extension Notice"), in the form of Exhibit A hereto, to Countrywide and Wells Fargo (or MBIA as the case may be), extending the Servicing Term for one or more 90-day terms or terms of any other duration (not less than 90 days) specified by the Insurer or the Trustee (at the direction of MBIA) in the related Servicer Extension Notice (each, a "Servicing Period"). Any Servicer Extension Notice shall be delivered to such parties no later than ten (10) Business Days prior to the expiration of the existing Servicing Period; provided, however, that any such Servicer Extension Notice that extends the Servicing Term beyond the existing Servicing Term is revocable by MBIA, in it sole discretion, at any time before the expiration of such ten (10) Business Day period. Countrywide shall be bound upon its receipt of any such Servicer Extension Notice, for the duration of the Servicing Period and each successive term covered by such Servicer Extension Notice to act as the "Servicer" of the Mortgage Loans under the Pooling and Servicing Agreement, unless sooner terminated in accordance with Article VIII of the Pooling and Servicing Agreement. If a Servicer Extension Notice is delivered after the expiration of the existing Servicing Term, MBIA and Countrywide may agree that Countrywide shall be bound for the Servicing Term covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless Countrywide is otherwise terminated under this Agreement. Unless a Servicer Extension Notice is sent, this Servicing Agreement and all of the Servicer's rights and obligations shall expire at the end of the applicable Servicing Period.

          (b)   In the event that Wells Fargo has not received written direction to extend the Servicing Term from MBIA on or before the tenth (10th) Business Day prior to the expiration of the existing Servicing Period, then Wells Fargo may notify MBIA to that effect and inquire as to whether MBIA will direct Wells Fargo to send Countrywide a Servicer Extension Notice.

          Section 3.05 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta's for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.06 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta, Wells Fargo and MBIA:

          (a)   Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b)   Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo, MBIA and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo with the consent of MBIA. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate, with the consent of MBIA, Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c)   No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d)   Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e)   Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f)   No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g)   Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

           (h)  FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and MBIA:

          (a)   No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b)   Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide and MBIA with respect to each Mortgage Loan and REO Property, as applicable:

          (a)   The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b)   At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c)   All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer's ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d)   Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta's knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e)   Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f)   The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g)   If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h) Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i)   There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j)   There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party or MBIA, the party discovering such breach shall give prompt written notice to the other party and MBIA. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party's continued failure to cure such breach, the non-breaching party and MBIA shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a)   Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement, MBIA and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo, MBIA or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta's representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide's agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta's failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo, MBIA or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b)   Countrywide agrees to indemnify, defend, and hold Wells Fargo, MBIA and Delta harmless from and against any and all Damages incurred by Wells Fargo, MBIA and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide's representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide's indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta's willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant's Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant's Report.

          Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto and the written consent of MBIA.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	in the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A. 11000 Broken Lane Parkway Columbia, Maryland 21044 Attention: Corporate Trust Department Telephone: (410) 884-2000 Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	in the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

(d)	in the case of MBIA,

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention: IPM-Structured Finance Division-
    Mortgage Banking Group, Cathleen Murray
Telephone: (914) 765-3739
Facsimile: (914) 765-3810
E-mail: Cathleen.Murray@MBIA.com

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

Agreed and acknowledged by MBIA Insurance Corporation,
as Insurer under the Pooling and Servicing Agreement

MBIA Insurance Corporation
as Insurer

By:
Name:
Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

EXHIBIT A
TO AGREEMENT TO ACT AS BACKUP SERVICER

SERVICER EXTENSION NOTICE

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Calabasas, California 91302
Attention: Thomas Lin, Portfolio Services Granada
Calabasas, California 91302

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland 21044-3562
Attention: Corporate Trust Services Group

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504
Attention: Insured Portfolio Management--Structured Finance (IPM-SF)

Re:   Delta Funding Home Equity Loan Trust 199_-__

Dear Ladies and Gentlemen:

Reference is hereby made to the Agreement to Act as Backup Servicer dated November 22, 2000 (the "Agreement") by and between Delta Funding Corporation, Wells Fargo Bank Minnesota ("Wells Fargo"), N.A., MBIA Insurance Corporation ("MBIA") and Countrywide Home Loans, Inc. ("Countrywide") Pursuant to Section 3.04 of the Agreement, MBIA (or Wells Fargo as the case may be) hereby notifies Countrywide that its term as Servicer has been extended for a period, beginning on [ ], [ ] and ending on [          ], [ ].

[ ] By: Name: Title:

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide"), Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo") and MBIA Insurance Corporation, as the insurer ("Insurer" or "MBIA"), shall be effective as of November 22, 2000.

PRELIMINARY STATEMENT

          Delta has acted as "Servicer" under that certain Pooling and Servicing Agreement dated as of February 28, 1999 by and among Delta, as seller and servicer, Wells Fargo as trustee and MBIA Insurance Corporation, as certificate insurer ("Insurer" or "MBIA"), as such may have been amended to date (the "Pooling and Servicing Agreement");

          Delta has resigned as "Servicer" under the Pooling and Servicing Agreement and has been retained to service the Mortgage Loans pursuant to that certain servicing agreement by and among Delta, Wells Fargo and MBIA dated November 13, 2000 (the "Servicing Agreement").

           Countrywide has agreed to act as a "backup servicer" (the "Backup Servicer") of the Mortgage Loans and has further agreed to act as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns, or Delta's Servicing Term expires without renewal, or Delta is otherwise removed as the "Servicer" under the Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

           "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

           "Delinquent Loans" means Mortgage Loans which are _____________ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

           "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

           "Supplemental Fee" means for any Distribution Date, an amount equal to ____________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement or the Servicing Agreement, as the case may be.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a) Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                     During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                     Immediately, upon its resignation, termination or upon the expiration of the Servicing Term, under the Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by MBIA or Wells Fargo in the notice that the Servicing Term under the Servicing Agreement has not been renewed. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein (excluding any additional criteria imposed by the Insurer), and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion and with the consent of MBIA, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as back-up servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

          (b) Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a) During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to _____________________________ (the "Backup Servicing Fee").

          (b) Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c) If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ____________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide's obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo, the Insurer and, the Rating Agencies. The parties hereto acknowledge and agree that MBIA's consent, if given, to Countrywide's succession as "Servicer" under the Pooling and Servicing Agreement will be subject to the Servicing Term described in Section 3.04 of this Agreement and may be conditioned upon such requirements as the Insurer and Countrywide may agree to at the time it gives such consent. Delta hereby agrees to pay all of the costs and expenses of the transfer of servicing to the Backup Servicer hereunder and Delta hereby agrees to pay the costs and expenses for all of the parties hereto for the enforcement of such parties' rights hereunder. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo's reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a) Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b) Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c) Wells Fargo shall provide Countrywide and MBIA with a certificate of an officer of Wells Fargo that, to the best of such officer's knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta's servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo, MBIA or Delta as permitted herein.

          (a) Neither Delta, Wells Fargo or MBIA may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta, with the consent of MBIA may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                     Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Servicing Agreement, (ii) Delta's Servicing Term under the Servicing Agreement expires without renewal or (iii) Delta is otherwise removed as Servicer under the Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide and to the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b) Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo and MBIA in their sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and MBIA and may be Wells Fargo) has fully assumed in writing all of Countrywide's obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

           Section 3.04 Countrywide as Successor Servicer under the Pooling and Servicing Agreement.

          (a) In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement, Countrywide shall service the Mortgage Loans for a ninety (90) day term (the "Servicing Term"), which Servicing Term may be renewed by MBIA or the Trustee as set forth below. MBIA may, in its sole discretion, send or direct the Trustee, in writing, to send a written notice (a "Servicer Extension Notice"), in the form of Exhibit A hereto, to Countrywide and Wells Fargo (or MBIA as the case may be), extending the Servicing Term for one or more 90-day terms or terms of any other duration (not less than 90 days) specified by the Insurer or the Trustee (at the direction of MBIA) in the related Servicer Extension Notice (each, a "Servicing Period"). Any Servicer Extension Notice shall be delivered to such parties no later than ten (10) Business Days prior to the expiration of the existing Servicing Period; provided, however, that any such Servicer Extension Notice that extends the Servicing Term beyond the existing Servicing Term is revocable by MBIA, in it sole discretion, at any time before the expiration of such ten (10) Business Day period. Countrywide shall be bound upon its receipt of any such Servicer Extension Notice, for the duration of the Servicing Period and each successive term covered by such Servicer Extension Notice to act as the "Servicer" of the Mortgage Loans under the Pooling and Servicing Agreement, unless sooner terminated in accordance with Article VIII of the Pooling and Servicing Agreement. If a Servicer Extension Notice is delivered after the expiration of the existing Servicing Term, MBIA and Countrywide may agree that Countrywide shall be bound for the Servicing Term covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless Countrywide is otherwise terminated under this Agreement. Unless a Servicer Extension Notice is sent, this Servicing Agreement and all of the Servicer's rights and obligations shall expire at the end of the applicable Servicing Period.

          (b) In the event that Wells Fargo has not received written direction to extend the Servicing Term from MBIA on or before the tenth (10th) Business Day prior to the expiration of the existing Servicing Period, then Wells Fargo may notify MBIA to that effect and inquire as to whether MBIA will direct Wells Fargo to send Countrywide a Servicer Extension Notice.

          Section 3.05 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta's for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.06 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta, Wells Fargo and MBIA:

          (a) Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b) Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo, MBIA and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo with the consent of MBIA. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate, with the consent of MBIA, Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c) No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d) Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e) Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f) No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h) FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and MBIA:

          (a) No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b) Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide and MBIA with respect to each Mortgage Loan and REO Property, as applicable:

          (a) The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b) At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c) All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer's ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d) Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta's knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e) Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f) The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g) If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h) Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i) There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j) There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party or MBIA, the party discovering such breach shall give prompt written notice to the other party and MBIA. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party's continued failure to cure such breach, the non-breaching party and MBIA shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a) Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement, MBIA and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo, MBIA or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta's representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide's agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta's failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo, MBIA or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b) Countrywide agrees to indemnify, defend, and hold Wells Fargo, MBIA and Delta harmless from and against any and all Damages incurred by Wells Fargo, MBIA and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide's representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide's indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta's willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant's Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant's Report.

          Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto and the written consent of MBIA.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	in the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A. 11000 Broken Lane Parkway Columbia, Maryland 21044 Attention: Corporate Trust Department Telephone: (410) 884-2000 Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	in the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

(d)	in the case of MBIA,

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention: IPM-Structured Finance Division-
    Mortgage Banking Group, Cathleen Murray
Telephone: (914) 765-3739
Facsimile: (914) 765-3810
E-mail: Cathleen.Murray@MBIA.com

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

Agreed and acknowledged by MBIA Insurance Corporation,
as Insurer under the Pooling and Servicing Agreement

MBIA Insurance Corporation
as Insurer

By:
Name:
Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

EXHIBIT A
TO AGREEMENT TO ACT AS BACKUP SERVICER

SERVICER EXTENSION NOTICE

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Calabasas, California 91302
Attention: Thomas Lin, Portfolio Services Granada
Calabasas, California 91302

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland 21044-3562
Attention: Corporate Trust Services Group

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504
Attention: Insured Portfolio Management--Structured Finance (IPM-SF)

Re:   Delta Funding Home Equity Loan Trust 199_-__

Dear Ladies and Gentlemen:

Reference is hereby made to the Agreement to Act as Backup Servicer dated November 22, 2000 (the "Agreement") by and between Delta Funding Corporation, Wells Fargo Bank Minnesota ("Wells Fargo"), N.A., MBIA Insurance Corporation ("MBIA") and Countrywide Home Loans, Inc. ("Countrywide") Pursuant to Section 3.04 of the Agreement, MBIA (or Wells Fargo as the case may be) hereby notifies Countrywide that its term as Servicer has been extended for a period, beginning on [ ], [ ] and ending on [          ], [ ].

[ ] By: Name: Title:

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide") and Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo"), shall be effective as of November 22, 2000.

PRELIMINARY STATEMENT

          Delta currently acts as "Servicer" under that certain Pooling and Servicing Agreement dated as of August 31, 1997 by and among Delta, as seller and servicer and Wells Fargo, as trustee (the "Trustee") (the "Pooling and Servicing Agreement"); and

          Countrywide has agreed to act as a "backup" servicer ("Backup Servicer") of the Mortgage Loans and has further agreed to succeed Delta as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns or is otherwise removed as the "Servicer" under the Pooling and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

           "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

           "Delinquent Loans" means Mortgage Loans which are __________ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

           "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

           "Supplemental Fee" means for any Distribution Date, an amount equal to ____________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a) Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                     During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                     Immediately, upon its resignation or termination under the Pooling and Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by Wells Fargo in the above notice. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein, and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as Backup Servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

          (b) Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a) During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to ______________________ (the "Backup Servicing Fee").

          (b) Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c) If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ____________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide's obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo and, the Rating Agencies. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo's reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a) Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b) Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c) Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that, to the best of such officer's knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta's servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo or Delta as permitted herein.

          (a) Neither Delta or Wells Fargo may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                     Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Pooling and Servicing Agreementor (ii) Delta is otherwise removed as Servicer under the Pooling and Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide andto the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b) Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo in its sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and may be Wells Fargo) has fully assumed in writing all of Countrywide's obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

          Section 3.04 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta's for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.05 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta and Wells Fargo:

          (a) Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b) Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c) No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d) Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e) Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f) No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h) FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and Wells Fargo:

          (a) No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b) Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide with respect to each Mortgage Loan and REO Property, as applicable:

          (a) The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b) At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c) All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer's ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d) Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta's knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e) Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f) The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g) If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h) Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i) There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j) There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party's continued failure to cure such breach, the non-breaching party shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a) Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta's representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide's agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta's failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b) Countrywide agrees to indemnify, defend, and hold Wells Fargo and Delta harmless from and against any and all Damages incurred by Wells Fargo and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide's representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide's indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta's willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant's Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant's Report.

           Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	in the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A. 11000 Broken Lane Parkway Columbia, Maryland 21044 Attention: Corporate Trust Department Telephone: (410) 884-2000 Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	in the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide") and Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo"), shall be effective as of November 22, 2000.

PRELIMINARY STATEMENT

          Delta currently acts as "Servicer" under that certain Pooling and Servicing Agreement dated as of November 30, 1997 by and among Delta, as seller and servicer and Wells Fargo, as trustee (the "Trustee") (the "Pooling and Servicing Agreement"); and

          Countrywide has agreed to act as a "backup" servicer ("Backup Servicer") of the Mortgage Loans and has further agreed to succeed Delta as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns or is otherwise removed as the "Servicer" under the Pooling and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

          "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

          "Delinquent Loans" means Mortgage Loans which are _________ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

          "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

          "Supplemental Fee" means for any Distribution Date, an amount equal to _____________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a)   Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                   During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                   Immediately, upon its resignation or termination under the Pooling and Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by Wells Fargo in the above notice. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein, and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as Backup Servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

        (b)   Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

           (a)  During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to ________________________ (the "Backup Servicing Fee").

           (b)  Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

           (c) If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide’s obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo and, the Rating Agencies. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a)   If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo’s reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b)   If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a)   Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b)   Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c)   Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that, to the best of such officer’s knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta’s servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo or Delta as permitted herein.

          (a)   Neither Delta or Wells Fargo may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                   Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Pooling and Servicing Agreementor (ii) Delta is otherwise removed as Servicer under the Pooling and Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide andto the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b)   Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo in its sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and may be Wells Fargo) has fully assumed in writing all of Countrywide’s obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

          Section 3.04 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta’s for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.05 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta and Wells Fargo:

           (a)    Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

           (b)  Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c)  No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

           (d) Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

           (e)  Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

           (f)  No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

           (g)  Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

           (h)  FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and Wells Fargo:

           (a)  No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta’s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b)   Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide with respect to each Mortgage Loan and REO Property, as applicable:

           (a)  The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

           (b)  At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

           (c)  All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer’s ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

           (d)  Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta’s knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

           (e)  Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f)   The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g)   If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

           (h)  Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

           (i)  There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

           (j)  There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party’s continued failure to cure such breach, the non-breaching party shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a)   Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta’s representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide’s agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta’s failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b)   Countrywide agrees to indemnify, defend, and hold Wells Fargo and Delta harmless from and against any and all Damages incurred by Wells Fargo and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide’s representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide’s indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta’s willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant’s Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant’s Report.

           Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto.

        Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	in the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A.
11000 Broken Lane Parkway
Columbia, Maryland 21044
Attention: Corporate Trust Department
Telephone: (410) 884-2000
Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	in the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide") and Bank One, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Bank One"), shall be effective as of November 22, 2000.

PRELIMINARY STATEMENT

          Delta currently acts as "Servicer" under that certain Pooling and Servicing Agreement dated as of February 28, 1998 by and among Delta, as seller and servicer and Bank One, as trustee (the "Trustee") (the "Pooling and Servicing Agreement"); and

           Countrywide has agreed to act as a "backup" servicer ("Backup Servicer") of the Mortgage Loans and has further agreed to succeed Delta as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns or is otherwise removed as the "Servicer" under the Pooling and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Bank One and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

           "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

           "Delinquent Loans" means Mortgage Loans which are __________ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

           "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

           "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

           "Supplemental Fee" means for any Distribution Date, an amount equal to ____________________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a) Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                     During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Bank One and (iv) such other information as Countrywide may reasonably request.

                     Immediately, upon its resignation or termination under the Pooling and Servicing Agreement, Delta (or Bank One, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by Bank One in the above notice. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein, and Bank One is required to assume such duties, either as trustee, securities administrator or successor servicer, Bank One may at its discretion, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Bank One under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Bank One up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as Backup Servicer and Bank One is Trustee, for costs and expenses reasonably incurred by Bank One in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Bank One shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Bank One may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Bank One's servicing duties.

          (b) Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Bank One assumes and neither Countrywide nor Bank One shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a) During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to _________________________ (the "Backup Servicing Fee").

          (b) Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c) If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ____________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Bank One. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Bank One. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Bank One, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide's obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Bank One and, the Rating Agencies. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Bank One has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Bank One within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Bank One to the Trust. Bank One shall provide Countrywide with a certificate of an officer of Bank One that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Bank One to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Bank One in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Bank One as the result of Bank One's reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Bank One in pursuant to Section 2.05(b) below.

          (b) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a) Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b) Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Bank One nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c) Bank One shall provide Countrywide with a certificate of an officer of Bank One that, to the best of such officer's knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Bank One concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta's servicing activities or practices; and (ii) confirmation that all reports required to be filed with Bank One by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Bank One or Delta as permitted herein.

          (a) Neither Delta or Bank One may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Bank One, and not Delta may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                     Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Pooling and Servicing Agreementor (ii) Delta is otherwise removed as Servicer under the Pooling and Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide andto the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b) Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Bank One in its sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Bank One and may be Bank One) has fully assumed in writing all of Countrywide's obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Bank One within thirty (30) days following the receipt by Bank One of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

          Section 3.04 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta's for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.05 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta and Bank One:

          (a) Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b) Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Bank One and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Bank One. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Bank One may terminate Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c) No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d) Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e) Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f) No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h) FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and Bank One:

          (a) No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b) Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide with respect to each Mortgage Loan and REO Property, as applicable:

          (a) The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b) At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c) All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer's ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d) Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta's knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e) Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f) The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g) If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h) Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i) There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j) There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party's continued failure to cure such breach, the non-breaching party shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a) Delta agrees to indemnify and hold each of Bank One, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Bank One or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta's representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide's agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta's failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Bank One or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b) Countrywide agrees to indemnify, defend, and hold Bank One and Delta harmless from and against any and all Damages incurred by Bank One and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide's representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide's indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Bank One under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta's willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant's Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant's Report.

           Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	In the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Bank One, ________________________ ________________________ ________________________ Attention: Sandy Whalen Telephone: (212) 373-1184 Facsimile: (212) 373-1383

or such other address that may hereinafter be furnished by Bank One

(c)	In the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Bank One and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: BANK ONE, N.A. as Bank One By: Name: Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide"), Bank One N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Bank One") and Wells Fargo Bank Minnesota, N.A., as Securities Administrator, shall be effective as of December 6, 2000.

PRELIMINARY STATEMENT

          Delta currently acts as "Servicer" under that certain Pooling and Servicing Agreement dated as of May 31, 1999 by and among Delta, as seller and servicer , Bank One, N.A., as successor to The First National Bank of Chicago, as trustee (the "Trustee"), and Wells Fargo Bank Minnesota, N.A. as successor to Norwest Bank Minnesota, N.A., as securities administrator (the "Pooling and Servicing Agreement"); and

          Countrywide has agreed to act as a "backup" servicer ("Backup Servicer") of the Mortgage Loans and has further agreed to succeed Delta as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns or is otherwise removed as the "Servicer" under the Pooling and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Bank One and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

           "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

           "Delinquent Loans" means Mortgage Loans which are __________ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

           "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

           "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

           "Supplemental Fee" means for any Distribution Date, an amount equal to ________________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a) Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                     During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Bank One and (iv) such other information as Countrywide may reasonably request.

                     Immediately, upon its resignation or termination under the Pooling and Servicing Agreement, Delta (or Bank One, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by Bank One in the above notice. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein, and Bank One is required to assume such duties, either as trustee, securities administrator or successor servicer, Bank One may at its discretion, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Bank One under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Bank One up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as Backup Servicer and Bank One is Trustee, for costs and expenses reasonably incurred by Bank One in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Bank One shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Bank One may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Bank One's servicing duties.

          (b) Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Bank One assumes and neither Countrywide nor Bank One shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a) During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to _________________________ (the "Backup Servicing Fee").

          (b) Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c) If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ____________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

           Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Bank One. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Bank One. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Bank One, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

           Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide's obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Bank One and, the Rating Agencies. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Bank One has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Bank One within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Bank One to the Trust. Bank One shall provide Countrywide with a certificate of an officer of Bank One that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Bank One to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Bank One in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Bank One as the result of Bank One's reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Bank One in pursuant to Section 2.05(b) below.

          (b) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a) Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b) Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Bank One nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c) Bank One shall provide Countrywide with a certificate of an officer of Bank One that, to the best of such officer's knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Bank One concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta's servicing activities or practices; and (ii) confirmation that all reports required to be filed with Bank One by Delta have been timely filed.

           Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

           Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Bank One or Delta as permitted herein.

          (a) Neither Delta or Bank One may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Bank One, and not Delta may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                     Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Pooling and Servicing Agreementor (ii) Delta is otherwise removed as Servicer under the Pooling and Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide andto the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b) Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Bank One in its sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Bank One and may be Bank One) has fully assumed in writing all of Countrywide's obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Bank One within thirty (30) days following the receipt by Bank One of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

           Section 3.04 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta's for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

           Section 3.05 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

           Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta and Bank One:

          (a) Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b) Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Bank One and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Bank One. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Bank One may terminate Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c) No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d) Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e) Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f) No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h) FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and Bank One:

          (a) No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b) Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide with respect to each Mortgage Loan and REO Property, as applicable:

          (a) The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b) At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c) All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer's ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d) Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta's knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e) Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f) The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g) If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h) Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i) There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j) There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party's continued failure to cure such breach, the non-breaching party shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a) Delta agrees to indemnify and hold each of Bank One, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Bank One or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta's representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide's agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta's failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Bank One or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b) Countrywide agrees to indemnify, defend, and hold Bank One and Delta harmless from and against any and all Damages incurred by Bank One and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide's representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide's indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Bank One under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta's willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant's Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant's Report.

           Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	in the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Bank One,

Bank One, N.A. 153 West 51st Street New York, N.Y. 10019 Attention: Sandy Whalen Telephone: (212) 373-1184 Facsimile: (212) 373-1383 E-mail: sandra_becker_whalen@em.fcnbd.com or such other address that may hereinafter be furnished by Bank One in writing.

(c)	in the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

(d)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A. 11000 Broken Lane Parkway Columbia, Maryland 21044 Attention: Corporate Trust Department Telephone: (410) 884-2000 Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo in writing

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Bank One and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC.,
as Countrywide

By:
Name:
Title:

DELTA FUNDING CORPORATION,
as Delta
By:
Name:
Title:

BANK ONE, N.A.
as Bank One
By:
Name:
Title:

WELLS FARGO BANK MINNESOTA, N.A.
as Wells Fargo
By:
Name:
Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide"), Bank One, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Bank One"), Wells Fargo Bank Minnesota, N.A., as Securities Administrator and MBIA Insurance Corporation, as the insurer ("Insurer" or "MBIA"), shall be effective as of December 6, 2000.

PRELIMINARY STATEMENT

          Delta has acted as "Servicer" under that certain Pooling and Servicing Agreement dated as of October 31, 1999 by and among Delta, as seller and servicer, Bank One as trustee, Wells Fargo Bank Minnesota, N.A. as successor to Norwest Bank Minnesota, N.A., as securities administrator and MBIA Insurance Corporation, as certificate insurer, as such may have been amended to date (the "Pooling and Servicing Agreement");

           Countrywide has agreed to act as a "backup servicer" (the "Backup Servicer") of the Mortgage Loans and has further agreed to succeed Delta as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns or is otherwise removed as the "Servicer" under the Pooling and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Bank One and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

           "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

           "Delinquent Loans" means Mortgage Loans which are _______________ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

           "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

          "Supplemental Fee" means for any Distribution Date, an amount equal to __________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a) Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                     During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Bank One and (iv) such other information as Countrywide may reasonably request.

                     Immediately, upon its resignation or termination under the Pooling and Servicing Agreement, Delta (or Bank One, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by MBIA or Bank One in the above notice. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein, and Bank One is required to assume such duties, either as trustee, securities administrator or successor servicer, Bank One may at its discretion and with the consent of MBIA, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Bank One under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Bank One up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as Back-up Servicer and Bank One is Trustee, for costs and expenses reasonably incurred by Bank One in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Bank One shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Bank One may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Bank One's servicing duties.

          (b) Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Bank One assumes and neither Countrywide nor Bank One shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a) During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to __________________________________ (.01%) (the "Backup Servicing Fee").

          (b) Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c) If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Bank One. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Bank One. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Bank One, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide's obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Bank One, the Insurer and, the Rating Agencies. The parties hereto acknowledge and agree that MBIA's consent, if given, to Countrywide's succession as "Servicer" under the Pooling and Servicing Agreement will be subject to the Servicing Term described in Section 3.04 of this Agreement and may be conditioned upon such requirements as the Insurer and Countrywide may agree to at the time it gives such consent. Delta hereby agrees to pay all of the costs and expenses of the transfer of servicing to the Backup Servicer hereunder and Delta hereby agrees to pay the costs and expenses for all of the parties hereto for the enforcement of such parties' rights hereunder. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Bank One has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Bank One within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Bank One to the Trust. Bank One shall provide Countrywide with a certificate of an officer of Bank One that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Bank One to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Bank One in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Bank One as the result of Bank One's reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Bank One in pursuant to Section 2.05(b) below.

          (b) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a) Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b) Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Bank One nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c) Bank One shall provide Countrywide and MBIA with a certificate of an officer of Bank One that, to the best of such officer's knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Bank One concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta's servicing activities or practices; and (ii) confirmation that all reports required to be filed with Bank One by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Bank One, MBIA or Delta as permitted herein.

          (a) Neither Delta, Bank One or MBIA may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Bank One, and not Delta, with the consent of MBIA may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                     Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Pooling and Servicing Agreement or (ii) Delta is otherwise removed as Servicer under the Pooling and Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide and to the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b) Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Bank One and MBIA in their sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Bank One and MBIA and may be Bank One) has fully assumed in writing all of Countrywide's obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Bank One within thirty (30) days following the receipt by Bank One of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

          Section 3.04 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta's for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.05 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta, Bank One and MBIA:

          (a) Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b) Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Bank One, MBIA and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Bank One with the consent of MBIA. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Bank One may terminate, with the consent of MBIA, Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c) No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d) Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e) Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f) No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h) FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and MBIA:

          (a) No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b) Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide and MBIA with respect to each Mortgage Loan and REO Property, as applicable:

          (a) The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b) At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c) All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer's ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d) Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta's knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e) Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f) The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g) If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h) Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i) There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j) There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party or MBIA, the party discovering such breach shall give prompt written notice to the other party and MBIA. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party's continued failure to cure such breach, the non-breaching party and MBIA shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a) Delta agrees to indemnify and hold each of Bank One, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement, MBIA and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Bank One, MBIA or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta's representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide's agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta's failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Bank One, MBIA or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b) Countrywide agrees to indemnify, defend, and hold Bank One, MBIA and Delta harmless from and against any and all Damages incurred by Bank One, MBIA and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide's representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide's indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Bank One under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta's willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant's Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant's Report.

        Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto and the written consent of MBIA.

        Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

        Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	in the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Bank One,

Bank One, N.A. 153 West 51st Street New York, N.Y. 10019 Attention: Sandy Whalen Telephone: (212) 373-1184 Facsimile: (212) 373-1383 E-mail: sandra_becker_whalen@em.fcnbd.com or such other address that may hereinafter be furnished by Bank One in writing.

(c)	in the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

(d)	in the case of MBIA,

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention: IPM-Structured Finance Division-
    Mortgage Banking Group, Cathleen Murray
Telephone: (914) 765-3739
Facsimile: (914) 765-3810
E-mail: Cathleen.Murray@MBIA.com

or such other address as may hereafter be furnished to MBIA in writing;

(e)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A. 11000 Broken Lane Parkway Columbia, Maryland 21044 Attention: Corporate Trust Department Telephone: (410) 884-2000 Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Bank One and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC.,
as Countrywide

By:
Name:
Title:

DELTA FUNDING CORPORATION,
as Delta
By:
Name:
Title:

BANK ONE, N.A.
as Bank One
By:
Name:
Title:

WELLS FARGO BANK MINNESOTA, N.A.
as Wells Fargo
By:
Name:
Title:

Agreed and acknowledged by MBIA Insurance Corporation,
as Insurer under the Pooling and Servicing Agreement

MBIA Insurance Corporation
as Insurer

By:
Name:
Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide"), Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo") and Financial Security Assurance Inc., as the insurer ("Insurer" or "FSA"), shall be effective as of December 6, 2000.

PRELIMINARY STATEMENT

          Delta has acted as "Servicer" under that certain Pooling and Servicing Agreement dated as of February 29, 2000 by and among Delta, as seller and servicer, Wells Fargo as trustee and FSA, as certificate insurer ("Insurer" or "FSA"), as such may have been amended to date (the "Pooling and Servicing Agreement");

           Countrywide has agreed to act as a "backup servicer" (the "Backup Servicer") of the Mortgage Loans and has further agreed to succeed Delta as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns or is otherwise removed as the "Servicer" under the Pooling and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

           "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

          "Delinquent Loans" means Mortgage Loans which are _____________ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

           "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

          "Supplemental Fee" means for any Distribution Date, an amount equal to _________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a) Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                     During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                     Immediately, upon its resignation or termination under the Pooling and Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by FSA or Wells Fargo in the above notice. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein, and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion and with the consent of FSA, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as Back-up Servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

          (b) Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a) During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to ___________________________ (the "Backup Servicing Fee").

          (b) Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c) If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ____________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

           Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

           Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide's obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo, the Insurer and, the Rating Agencies. The parties hereto acknowledge and agree that FSA's consent, if given, to Countrywide's succession as "Servicer" under the Pooling and Servicing Agreement will be subject to the Servicing Term described in Section 3.04 of this Agreement and may be conditioned upon such requirements as the Insurer and Countrywide may agree to at the time it gives such consent. Delta hereby agrees to pay all of the costs and expenses of the transfer of servicing to the Backup Servicer hereunder and Delta hereby agrees to pay the costs and expenses for all of the parties hereto for the enforcement of such parties' rights hereunder. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo's reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a) Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b) Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c) Wells Fargo shall provide Countrywide and FSA with a certificate of an officer of Wells Fargo that, to the best of such officer's knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta's servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo, FSA or Delta as permitted herein.

          (a) Neither Delta, Wells Fargo or FSA may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta, with the consent of FSA may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                     Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Pooling and Servicing Agreement or (ii) Delta is otherwise removed as Servicer under the Pooling and Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide and to the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b) Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo and FSA in their sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and FSA and may be Wells Fargo) has fully assumed in writing all of Countrywide's obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

          Section 3.04 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta's for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.05 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta, Wells Fargo and FSA:

          (a) Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b) Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo, FSA and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo with the consent of FSA. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate, with the consent of FSA, Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c) No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d) Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e) Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f) No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide's knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h) FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and FSA:

          (a) No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b) Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide and FSA with respect to each Mortgage Loan and REO Property, as applicable:

          (a) The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b) At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c) All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer's ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d) Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta's knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e) Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f) The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g) If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h) Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i) There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j) There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party or FSA, the party discovering such breach shall give prompt written notice to the other party and FSA. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party's continued failure to cure such breach, the non-breaching party and FSA shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a) Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement, FSA and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo, FSA or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta's representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide's agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta's failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo, FSA or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b) Countrywide agrees to indemnify, defend, and hold Wells Fargo, FSA and Delta harmless from and against any and all Damages incurred by Wells Fargo, FSA and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide's representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide's indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta's willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant's Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant's Report.

          Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto and the written consent of FSA.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	in the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A. 11000 Broken Lane Parkway Columbia, Maryland 21044 Attention: Corporate Trust Department Telephone: (410) 884-2000 Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	in the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

(d)	in the case of FSA,

Financial Security Assurance Inc. 350 Park Avenue New York, N.Y., 10022 Attention: David Williams, Managing Director Telephone: (212) 339-3432 Facsimile: (212) 888-5278 E-mail: dwilliams@fsa.com or such other address as may hereafter be furnished to FSA

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

Agreed and acknowledged by Financial Security Assurance Inc., as Insurer under the Pooling and Servicing Agreement

Financial Security Assurance Inc.
as Insurer

By:
Name:
Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide"), Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo") and MBIA Insurance Corporation, as the insurer ("Insurer" or "MBIA"), shall be effective as of December 6, 2000.

PRELIMINARY STATEMENT

          Delta has acted as "Servicer" under that certain Pooling and Servicing Agreement dated as of April 30, 1996 by and among Lehman ABS Corporation, as depositor, Delta, as seller and servicer, Wells Fargo as successor to Bankers Trust Company of California, N.A., as trustee and MBIA Insurance Corporation, as certificate insurer ("Insurer" or "MBIA"), as such may have been amended to date (the "Pooling and Servicing Agreement");

          Delta has resigned as "Servicer" under the Pooling and Servicing Agreement and has been retained to service the Mortgage Loans pursuant to that certain servicing agreement by and among Delta, Wells Fargo and MBIA dated November 13, 2000 (the "Servicing Agreement").

           Countrywide has agreed to act as a "backup servicer" (the "Backup Servicer") of the Mortgage Loans and has further agreed to act as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns, or Delta's Servicing Term expires without renewal, or Delta is otherwise removed as the "Servicer" under the Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

           "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

           "Delinquent Loans" means Mortgage Loans which are __________ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

           "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

           "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

           "Supplemental Fee" means for any Distribution Date, an amount equal to ________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement or the Servicing Agreement, as the case may be.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a) Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                     During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                     Immediately, upon its resignation, termination or upon the expiration of the Servicing Term, under the Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by MBIA or Wells Fargo in the notice that the Servicing Term under the Servicing Agreement has not been renewed. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein (excluding any additional criteria imposed by the Insurer), and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion and with the consent of MBIA, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as back-up servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

          (b) Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a) During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to ___________________________ (the "Backup Servicing Fee").

          (b) Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c) If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ____________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

           Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide's obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo, the Insurer and, the Rating Agencies. The parties hereto acknowledge and agree that MBIA's consent, if given, to Countrywide's succession as "Servicer" under the Pooling and Servicing Agreement will be subject to the Servicing Term described in Section 3.04 of this Agreement and may be conditioned upon such requirements as the Insurer and Countrywide may agree to at the time it gives such consent. Delta hereby agrees to pay all of the costs and expenses of the transfer of servicing to the Backup Servicer hereunder and Delta hereby agrees to pay the costs and expenses for all of the parties hereto for the enforcement of such parties' rights hereunder. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo's reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a) Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b) Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c) Wells Fargo shall provide Countrywide and MBIA with a certificate of an officer of Wells Fargo that, to the best of such officer's knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta's servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

           Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

           Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo, MBIA or Delta as permitted herein.

          (a) Neither Delta, Wells Fargo or MBIA may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta, with the consent of MBIA may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                     Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Servicing Agreement, (ii) Delta's Servicing Term under the Servicing Agreement expires without renewal or (iii) Delta is otherwise removed as Servicer under the Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide and to the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b) Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo and MBIA in their sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and MBIA and may be Wells Fargo) has fully assumed in writing all of Countrywide's obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

           Section 3.04 Countrywide as Successor Servicer under the Pooling and Servicing Agreement.

          (a) In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement, Countrywide shall service the Mortgage Loans for a ninety (90) day term (the "Servicing Term"), which Servicing Term may be renewed by MBIA or the Trustee as set forth below. MBIA may, in its sole discretion, send or direct the Trustee, in writing, to send a written notice (a "Servicer Extension Notice"), in the form of Exhibit A hereto, to Countrywide and Wells Fargo (or MBIA as the case may be), extending the Servicing Term for one or more 90-day terms or terms of any other duration (not less than 90 days) specified by the Insurer or the Trustee (at the direction of MBIA) in the related Servicer Extension Notice (each, a "Servicing Period"). Any Servicer Extension Notice shall be delivered to such parties no later than ten (10) Business Days prior to the expiration of the existing Servicing Period; provided, however, that any such Servicer Extension Notice that extends the Servicing Term beyond the existing Servicing Term is revocable by MBIA, in it sole discretion, at any time before the expiration of such ten (10) Business Day period. Countrywide shall be bound upon its receipt of any such Servicer Extension Notice, for the duration of the Servicing Period and each successive term covered by such Servicer Extension Notice to act as the "Servicer" of the Mortgage Loans under the Pooling and Servicing Agreement, unless sooner terminated in accordance with Article VIII of the Pooling and Servicing Agreement. If a Servicer Extension Notice is delivered after the expiration of the existing Servicing Term, MBIA and Countrywide may agree that Countrywide shall be bound for the Servicing Term covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless Countrywide is otherwise terminated under this Agreement. Unless a Servicer Extension Notice is sent, this Servicing Agreement and all of the Servicer's rights and obligations shall expire at the end of the applicable Servicing Period.

          (b) In the event that Wells Fargo has not received written direction to extend the Servicing Term from MBIA on or before the tenth (10th) Business Day prior to the expiration of the existing Servicing Period, then Wells Fargo may notify MBIA to that effect and inquire as to whether MBIA will direct Wells Fargo to send Countrywide a Servicer Extension Notice.

           Section 3.05 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta's for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

           Section 3.06 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

           Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta, Wells Fargo and MBIA:

          (a) Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b) Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo, MBIA and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo with the consent of MBIA. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate, with the consent of MBIA, Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c) No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d) Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e) Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f) No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h) FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and MBIA:

          (a) No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b) Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide and MBIA with respect to each Mortgage Loan and REO Property, as applicable:

          (a) The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b) At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c) All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer's ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d) Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta's knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e) Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f) The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g) If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h) Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i) There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j) There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

           Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party or MBIA, the party discovering such breach shall give prompt written notice to the other party and MBIA. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party's continued failure to cure such breach, the non-breaching party and MBIA shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a) Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement, MBIA and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo, MBIA or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta's representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide's agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta's failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo, MBIA or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b) Countrywide agrees to indemnify, defend, and hold Wells Fargo, MBIA and Delta harmless from and against any and all Damages incurred by Wells Fargo, MBIA and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide's representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide's indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta's willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant's Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant's Report.

          Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto and the written consent of MBIA.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	in the case of Delta,

Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A.
11000 Broken Lane Parkway
Columbia, Maryland 21044
Attention: Corporate Trust Department
Telephone: (410) 884-2000
Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	in the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

(d)	in the case of MBIA,

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention: IPM-Structured Finance Division-
     Mortgage Banking Group, Cathleen Murray
Telephone: (914) 765-3739
Facsimile: (914) 765-3810
E-mail: Cathleen.Murray@MBIA.com

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

Agreed and acknowledged by MBIA Insurance Corporation,
as Insurer under the Pooling and Servicing Agreement

MBIA Insurance Corporation
as Insurer

By:
Name:
Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

EXHIBIT A
TO AGREEMENT TO ACT AS BACKUP SERVICER

SERVICER EXTENSION NOTICE

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, California 93065
Attention: Thomas Lin, Portfolio Services

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland 21044-3562
Attention: Corporate Trust Services Group

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504
Attention: Insured Portfolio Management--Structured Finance (IPM-SF)

Re:     Delta Funding Home Equity Loan Trust 199_-__

Dear Ladies and Gentlemen:

Reference is hereby made to the Agreement to Act as Backup Servicer dated November 22, 2000 (the "Agreement") by and between Delta Funding Corporation, Wells Fargo Bank Minnesota ("Wells Fargo"), N.A., MBIA Insurance Corporation ("MBIA") and Countrywide Home Loans, Inc. ("Countrywide"). Pursuant to Section 3.04 of the Agreement, MBIA (or Wells Fargo as the case may be) hereby notifies Countrywide that its term as Servicer has been extended for a period, beginning on [   ], [   ] and ending on [   ], [   ].

[ ] By: Name: Title:

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide"), Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo") and MBIA Insurance Corporation, as the insurer ("Insurer" or "MBIA"), shall be effective as of December 6, 2000.

PRELIMINARY STATEMENT

          Delta has acted as "Servicer" under that certain Pooling and Servicing Agreement dated as of August 31, 1996 by and among Lehman ABS Corporation, as depositor, Delta, as seller and servicer, Wells Fargo as successor to Bankers Trust Company of California, N.A., as trustee and MBIA Insurance Corporation, as certificate insurer ("Insurer" or "MBIA"), as such may have been amended to date (the "Pooling and Servicing Agreement");

          Delta has resigned as "Servicer" under the Pooling and Servicing Agreement and has been retained to service the Mortgage Loans pursuant to that certain servicing agreement by and among Delta, Wells Fargo and MBIA dated November 13, 2000 (the "Servicing Agreement").

           Countrywide has agreed to act as a "backup servicer" (the "Backup Servicer") of the Mortgage Loans and has further agreed to act as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns, or Delta's Servicing Term expires without renewal, or Delta is otherwise removed as the "Servicer" under the Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

          "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

          "Delinquent Loans" means Mortgage Loans which are ___________ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

          "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

          "Supplemental Fee" means for any Distribution Date, an amount equal to __________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement or the Servicing Agreement, as the case may be.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a) Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

           During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

           Immediately, upon its resignation, termination or upon the expiration of the Servicing Term, under the Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by MBIA or Wells Fargo in the notice that the Servicing Term under the Servicing Agreement has not been renewed. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein (excluding any additional criteria imposed by the Insurer), and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion and with the consent of MBIA, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as back-up servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

          (b) Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a) During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to _____________________ (the "Backup Servicing Fee").

          (b) Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c) If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ____________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

           Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

           Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide's obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo, the Insurer and, the Rating Agencies. The parties hereto acknowledge and agree that MBIA's consent, if given, to Countrywide's succession as "Servicer" under the Pooling and Servicing Agreement will be subject to the Servicing Term described in Section 3.04 of this Agreement and may be conditioned upon such requirements as the Insurer and Countrywide may agree to at the time it gives such consent. Delta hereby agrees to pay all of the costs and expenses of the transfer of servicing to the Backup Servicer hereunder and Delta hereby agrees to pay the costs and expenses for all of the parties hereto for the enforcement of such parties' rights hereunder. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo's reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a) Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b) Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c) Wells Fargo shall provide Countrywide and MBIA with a certificate of an officer of Wells Fargo that, to the best of such officer's knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta's servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

           Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

           Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo, MBIA or Delta as permitted herein.

          (a) Neither Delta, Wells Fargo or MBIA may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta, with the consent of MBIA may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                     Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Servicing Agreement, (ii) Delta's Servicing Term under the Servicing Agreement expires without renewal or (iii) Delta is otherwise removed as Servicer under the Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide and to the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b) Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo and MBIA in their sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and MBIA and may be Wells Fargo) has fully assumed in writing all of Countrywide's obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

           Section 3.04 Countrywide as Successor Servicer under the Pooling and Servicing Agreement.

          (a) In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement, Countrywide shall service the Mortgage Loans for a ninety (90) day term (the "Servicing Term"), which Servicing Term may be renewed by MBIA or the Trustee as set forth below. MBIA may, in its sole discretion, send or direct the Trustee, in writing, to send a written notice (a "Servicer Extension Notice"), in the form of Exhibit A hereto, to Countrywide and Wells Fargo (or MBIA as the case may be), extending the Servicing Term for one or more 90-day terms or terms of any other duration (not less than 90 days) specified by the Insurer or the Trustee (at the direction of MBIA) in the related Servicer Extension Notice (each, a "Servicing Period"). Any Servicer Extension Notice shall be delivered to such parties no later than ten (10) Business Days prior to the expiration of the existing Servicing Period; provided, however, that any such Servicer Extension Notice that extends the Servicing Term beyond the existing Servicing Term is revocable by MBIA, in it sole discretion, at any time before the expiration of such ten (10) Business Day period. Countrywide shall be bound upon its receipt of any such Servicer Extension Notice, for the duration of the Servicing Period and each successive term covered by such Servicer Extension Notice to act as the "Servicer" of the Mortgage Loans under the Pooling and Servicing Agreement, unless sooner terminated in accordance with Article VIII of the Pooling and Servicing Agreement. If a Servicer Extension Notice is delivered after the expiration of the existing Servicing Term, MBIA and Countrywide may agree that Countrywide shall be bound for the Servicing Term covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless Countrywide is otherwise terminated under this Agreement. Unless a Servicer Extension Notice is sent, this Servicing Agreement and all of the Servicer's rights and obligations shall expire at the end of the applicable Servicing Period.

          (b) In the event that Wells Fargo has not received written direction to extend the Servicing Term from MBIA on or before the tenth (10th) Business Day prior to the expiration of the existing Servicing Period, then Wells Fargo may notify MBIA to that effect and inquire as to whether MBIA will direct Wells Fargo to send Countrywide a Servicer Extension Notice.

           Section 3.05 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta's for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

           Section 3.06 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

           Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta, Wells Fargo and MBIA:

          (a) Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b) Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo, MBIA and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo with the consent of MBIA. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate, with the consent of MBIA, Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c) No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d) Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e) Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f) No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide's knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h) FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

           Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and MBIA:

          (a) No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b) Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

           Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide and MBIA with respect to each Mortgage Loan and REO Property, as applicable:

          (a) The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b) At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c) All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer's ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d) Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta's knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e) Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f) The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g) If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h) Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i) There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j) There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

           Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party or MBIA, the party discovering such breach shall give prompt written notice to the other party and MBIA. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party's continued failure to cure such breach, the non-breaching party and MBIA shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a) Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement, MBIA and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo, MBIA or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta's representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide's agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta's failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo, MBIA or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b) Countrywide agrees to indemnify, defend, and hold Wells Fargo, MBIA and Delta harmless from and against any and all Damages incurred by Wells Fargo, MBIA and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide's representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide's indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta's willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

           Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

           Section 6.02 Annual Independent Certified Public Accountant's Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant's Report.

          Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto and the written consent of MBIA.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	in the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A. 11000 Broken Lane Parkway Columbia, Maryland 21044 Attention: Corporate Trust Department Telephone: (410) 884-2000 Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	in the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

(d)	in the case of MBIA,

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention: IPM-Structured Finance Division-
    Mortgage Banking Group, Cathleen Murray
Telephone: (914) 765-3739
Facsimile: (914) 765-3810
E-mail: Cathleen.Murray@MBIA.com

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

Agreed and acknowledged by MBIA Insurance Corporation,
as Insurer under the Pooling and Servicing Agreement

MBIA Insurance Corporation
as Insurer

By:
Name:
Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

EXHIBIT A
TO AGREEMENT TO ACT AS BACKUP SERVICER

SERVICER EXTENSION NOTICE

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, California 93065
Attention: Thomas Lin, Portfolio Services

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland 21044-3562
Attention: Corporate Trust Services Group

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504
Attention: Insured Portfolio Management--Structured Finance (IPM-SF)

Re:     Delta Funding Home Equity Loan Trust 199_-__

Dear Ladies and Gentlemen:

Reference is hereby made to the Agreement to Act as Backup Servicer dated November 22, 2000 (the "Agreement") by and between Delta Funding Corporation, Wells Fargo Bank Minnesota ("Wells Fargo"), N.A., MBIA Insurance Corporation ("MBIA") and Countrywide Home Loans, Inc. ("Countrywide"). Pursuant to Section 3.04 of the Agreement, MBIA (or Wells Fargo as the case may be) hereby notifies Countrywide that its term as Servicer has been extended for a period, beginning on [  ], [  ] and ending on [  ], [  ].

[ ] By: Name: Title:

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide"), Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo") and MBIA Insurance Corporation, as the insurer ("Insurer" or "MBIA"), shall be effective as of December 6, 2000.

PRELIMINARY STATEMENT

          Delta has acted as "Servicer" under that certain Pooling and Servicing Agreement dated as of November 30, 1996 by and among Prudential Securities Secured Financing Corporation, as depositor, Delta, as seller and servicer, Wells Fargo as successor to Bankers Trust Company of California, N.A., as trustee and MBIA Insurance Corporation, as certificate insurer ("Insurer" or "MBIA"), as such may have been amended to date (the "Pooling and Servicing Agreement");

          Delta has resigned as "Servicer" under the Pooling and Servicing Agreement and has been retained to service the Mortgage Loans pursuant to that certain servicing agreement by and among Delta, Wells Fargo and MBIA dated November 13, 2000 (the "Servicing Agreement").

          Countrywide has agreed to act as a "backup servicer" (the "Backup Servicer") of the Mortgage Loans and has further agreed to act as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns, or Delta’s Servicing Term expires without renewal, or Delta is otherwise removed as the "Servicer" under the Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

          "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

          "Delinquent Loans" means Mortgage Loans which are ____________ days Delinquent.

          "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

          "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

          "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

          "Supplemental Fee" means for any Distribution Date, an amount equal to __________________________.

          " Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

           Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement or the Servicing Agreement, as the case may be.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a)      Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                   During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                   Immediately, upon its resignation, termination or upon the expiration of the Servicing Term, under the Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by MBIA or Wells Fargo in the notice that the Servicing Term under the Servicing Agreement has not been renewed. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein (excluding any additional criteria imposed by the Insurer), and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion and with the consent of MBIA, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as back-up servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

          (b)      Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a)      During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to _____________________________________________ (the "Backup Servicing Fee").

          (b)       Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c)      If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds _________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide’s obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo, the Insurer and, the Rating Agencies. The parties hereto acknowledge and agree that MBIA’s consent, if given, to Countrywide’s succession as "Servicer" under the Pooling and Servicing Agreement will be subject to the Servicing Term described in Section 3.04 of this Agreement and may be conditioned upon such requirements as the Insurer and Countrywide may agree to at the time it gives such consent. Delta hereby agrees to pay all of the costs and expenses of the transfer of servicing to the Backup Servicer hereunder and Delta hereby agrees to pay the costs and expenses for all of the parties hereto for the enforcement of such parties’ rights hereunder. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

          Section 2.05 Reimbursement of Advances.

          (a)      If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo’s reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b)      If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a)      Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b)      Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c)      Wells Fargo shall provide Countrywide and MBIA with a certificate of an officer of Wells Fargo that, to the best of such officer’s knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta’s servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo, MBIA or Delta as permitted herein.

          (a)      Neither Delta, Wells Fargo or MBIA may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta, with the consent of MBIA may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                   Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Servicing Agreement, (ii) Delta's Servicing Term under the Servicing Agreement expires without renewal or (iii) Delta is otherwise removed as Servicer under the Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide and to the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b)      Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo and MBIA in their sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and MBIA and may be Wells Fargo) has fully assumed in writing all of Countrywide’s obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

           Section 3.04 Countrywide as Successor Servicer under the Pooling and Servicing Agreement.

          (a)      In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement, Countrywide shall service the Mortgage Loans for a ninety (90) day term (the "Servicing Term"), which Servicing Term may be renewed by MBIA or the Trustee as set forth below. MBIA may, in its sole discretion, send or direct the Trustee, in writing, to send a written notice (a "Servicer Extension Notice"), in the form of Exhibit A hereto, to Countrywide and Wells Fargo (or MBIA as the case may be), extending the Servicing Term for one or more 90-day terms or terms of any other duration (not less than 90 days) specified by the Insurer or the Trustee (at the direction of MBIA) in the related Servicer Extension Notice (each, a "Servicing Period"). Any Servicer Extension Notice shall be delivered to such parties no later than ten (10) Business Days prior to the expiration of the existing Servicing Period; provided, however, that any such Servicer Extension Notice that extends the Servicing Term beyond the existing Servicing Term is revocable by MBIA, in it sole discretion, at any time before the expiration of such ten (10) Business Day period. Countrywide shall be bound upon its receipt of any such Servicer Extension Notice, for the duration of the Servicing Period and each successive term covered by such Servicer Extension Notice to act as the "Servicer" of the Mortgage Loans under the Pooling and Servicing Agreement, unless sooner terminated in accordance with Article VIII of the Pooling and Servicing Agreement. If a Servicer Extension Notice is delivered after the expiration of the existing Servicing Term, MBIA and Countrywide may agree that Countrywide shall be bound for the Servicing Term covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless Countrywide is otherwise terminated under this Agreement. Unless a Servicer Extension Notice is sent, this Servicing Agreement and all of the Servicer’s rights and obligations shall expire at the end of the applicable Servicing Period.

          (b)      In the event that Wells Fargo has not received written direction to extend the Servicing Term from MBIA on or before the tenth (10th) Business Day prior to the expiration of the existing Servicing Period, then Wells Fargo may notify MBIA to that effect and inquire as to whether MBIA will direct Wells Fargo to send Countrywide a Servicer Extension Notice.

          Section 3.05 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta’s for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.06 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta, Wells Fargo and MBIA:

          (a)       Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b)      Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo, MBIA and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo with the consent of MBIA. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate, with the consent of MBIA, Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c)      No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d)      Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e)      Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f)      No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g)      Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h)       FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and MBIA:

          (a)      No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta’s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b)      Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide and MBIA with respect to each Mortgage Loan and REO Property, as applicable:

          (a)      The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b)       At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c)       All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer’s ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d)      Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta’s knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e)      Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f)      The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g)      If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h)      Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i)      There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j)      There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party or MBIA, the party discovering such breach shall give prompt written notice to the other party and MBIA. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party’s continued failure to cure such breach, the non-breaching party and MBIA shall be entitled to its remedies set forth in Section 5.02 hereof.

          Section 5.02 Remedies for Breach;Indemnification.

          (a)      Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement, MBIA and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo, MBIA or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta’s representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide’s agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta’s failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo, MBIA or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b)      Countrywide agrees to indemnify, defend, and hold Wells Fargo, MBIA and Delta harmless from and against any and all Damages incurred by Wells Fargo, MBIA and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide’s representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide’s indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta’s willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant’s Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant’s Report.

          Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto and the written consent of MBIA.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	In the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A.
11000 Broken Lane Parkway
Columbia, Maryland 21044
Attention: Corporate Trust Department
Telephone: (410) 884-2000
Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	In the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

(d)	In the case of MBIA,

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention: IPM-Structured Finance Division-
Mortgage Banking Group, Cathleen Murray
Telephone: (914) 765-3739
Facsimile: (914) 765-3810
E-mail: Cathleen.Murray@MBIA.com

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

Agreed and acknowledged by MBIA Insurance Corporation,
as Insurer under the Pooling and Servicing Agreement

MBIA Insurance Corporation
as Insurer

By:
Name:
Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

EXHIBIT A
TO AGREEMENT TO ACT AS BACKUP SERVICER

SERVICER EXTENSION NOTICE

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, California 93065
Attention: Thomas Lin, Portfolio Services

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland 21044-3562
Attention: Corporate Trust Services Group

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504
Attention: Insured Portfolio Management--Structured Finance (IPM-SF)

Re:      Delta Funding Home Equity Loan Trust 199_-__

Dear Ladies and Gentlemen:

Reference is hereby made to the Agreement to Act as Backup Servicer dated November 22, 2000 (the "Agreement") by and between Delta Funding Corporation, Wells Fargo Bank Minnesota ("Wells Fargo"), N.A., MBIA Insurance Corporation ("MBIA") and Countrywide Home Loans, Inc. ("Countrywide"). Pursuant to Section 3.04 of the Agreement, MBIA (or Wells Fargo as the case may be) hereby notifies Countrywide that its term as Servicer has been extended for a period, beginning on [    ], [    ] and ending on [    ], [     ].

[ ] By: Name: Title:

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide"), Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo") and MBIA Insurance Corporation, as the insurer ("Insurer" or "MBIA"), shall be effective as of December 6, 2000.

PRELIMINARY STATEMENT

          Delta has acted as "Servicer" under that certain Pooling and Servicing Agreement dated as of February 28, 1997 by and among Delta, as seller and servicer and Wells Fargo as successor to Bankers Trust Company of California, N.A., as trustee and MBIA Insurance Corporation, as certificate insurer ("Insurer" or "MBIA"), as such may have been amended to date (the "Pooling and Servicing Agreement");

          Delta has resigned as "Servicer" under the Pooling and Servicing Agreement and has been retained to service the Mortgage Loans pursuant to that certain servicing agreement by and among Delta, Wells Fargo and MBIA dated November 13, 2000 (the "Servicing Agreement").

          Countrywide has agreed to act as a "backup servicer" (the "Backup Servicer") of the Mortgage Loans and has further agreed to act as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns, or Delta’s Servicing Term expires without renewal, or Delta is otherwise removed as the "Servicer" under the Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

          "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

          "Delinquent Loans" means Mortgage Loans which are __________ days Delinquent.

          "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

          "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

          "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

          "Supplemental Fee" means for any Distribution Date, an amount equal to _________________________.

          "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

           Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement or the Servicing Agreement, as the case may be.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a)      Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                   During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                   Immediately, upon its resignation, termination or upon the expiration of the Servicing Term, under the Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by MBIA or Wells Fargo in the notice that the Servicing Term under the Servicing Agreement has not been renewed. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein (excluding any additional criteria imposed by the Insurer), and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion and with the consent of MBIA, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as back-up servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

          (b)      Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a)      During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to ______________________ (the "Backup Servicing Fee").

          (b)       Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c)      If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ______________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide’s obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo, the Insurer and, the Rating Agencies. The parties hereto acknowledge and agree that MBIA’s consent, if given, to Countrywide’s succession as "Servicer" under the Pooling and Servicing Agreement will be subject to the Servicing Term described in Section 3.04 of this Agreement and may be conditioned upon such requirements as the Insurer and Countrywide may agree to at the time it gives such consent. Delta hereby agrees to pay all of the costs and expenses of the transfer of servicing to the Backup Servicer hereunder and Delta hereby agrees to pay the costs and expenses for all of the parties hereto for the enforcement of such parties’ rights hereunder. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

          Section 2.05 Reimbursement of Advances.

          (a)      If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo’s reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b)      If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a)      Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b)      Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c)      Wells Fargo shall provide Countrywide and MBIA with a certificate of an officer of Wells Fargo that, to the best of such officer’s knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta’s servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo, MBIA or Delta as permitted herein.

           (a)      Neither Delta, Wells Fargo or MBIA may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta, with the consent of MBIA may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                    Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Servicing Agreement, (ii) Delta's Servicing Term under the Servicing Agreement expires without renewal or (iii) Delta is otherwise removed as Servicer under the Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide and to the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b)      Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo and MBIA in their sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and MBIA and may be Wells Fargo) has fully assumed in writing all of Countrywide’s obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

           Section 3.04 Countrywide as Successor Servicer under the Pooling and Servicing Agreement.

          (a)      In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement, Countrywide shall service the Mortgage Loans for a ninety (90) day term (the "Servicing Term"), which Servicing Term may be renewed by MBIA or the Trustee as set forth below. MBIA may, in its sole discretion, send or direct the Trustee, in writing, to send a written notice (a "Servicer Extension Notice"), in the form of Exhibit A hereto, to Countrywide and Wells Fargo (or MBIA as the case may be), extending the Servicing Term for one or more 90-day terms or terms of any other duration (not less than 90 days) specified by the Insurer or the Trustee (at the direction of MBIA) in the related Servicer Extension Notice (each, a "Servicing Period"). Any Servicer Extension Notice shall be delivered to such parties no later than ten (10) Business Days prior to the expiration of the existing Servicing Period; provided, however, that any such Servicer Extension Notice that extends the Servicing Term beyond the existing Servicing Term is revocable by MBIA, in it sole discretion, at any time before the expiration of such ten (10) Business Day period. Countrywide shall be bound upon its receipt of any such Servicer Extension Notice, for the duration of the Servicing Period and each successive term covered by such Servicer Extension Notice to act as the "Servicer" of the Mortgage Loans under the Pooling and Servicing Agreement, unless sooner terminated in accordance with Article VIII of the Pooling and Servicing Agreement. If a Servicer Extension Notice is delivered after the expiration of the existing Servicing Term, MBIA and Countrywide may agree that Countrywide shall be bound for the Servicing Term covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless Countrywide is otherwise terminated under this Agreement. Unless a Servicer Extension Notice is sent, this Servicing Agreement and all of the Servicer’s rights and obligations shall expire at the end of the applicable Servicing Period.

          (b)      In the event that Wells Fargo has not received written direction to extend the Servicing Term from MBIA on or before the tenth (10th) Business Day prior to the expiration of the existing Servicing Period, then Wells Fargo may notify MBIA to that effect and inquire as to whether MBIA will direct Wells Fargo to send Countrywide a Servicer Extension Notice.

          Section 3.05 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta’s for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.06 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta, Wells Fargo and MBIA:

          (a)      Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b)      Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo, MBIA and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo with the consent of MBIA. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate, with the consent of MBIA, Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c)      No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d)      Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e)      Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f)      No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g)      Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h)       FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and MBIA:

           (a)     No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta’s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

           (b)      Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide and MBIA with respect to each Mortgage Loan and REO Property, as applicable:

          (a)      The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b)      At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c)      All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer’s ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d)      Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta’s knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e)      Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f)      The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g)      If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h)      Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i)      There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j)      There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party or MBIA, the party discovering such breach shall give prompt written notice to the other party and MBIA. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party’s continued failure to cure such breach, the non-breaching party and MBIA shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a)      Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement, MBIA and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo, MBIA or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta’s representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide’s agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta’s failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo, MBIA or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b)      Countrywide agrees to indemnify, defend, and hold Wells Fargo, MBIA and Delta harmless from and against any and all Damages incurred by Wells Fargo, MBIA and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide’s representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide’s indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta’s willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant’s Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant’s Report.

          Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto and the written consent of MBIA.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	In the case of Delta,

Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: (516) 812-8227
Facsimile: (516) 364-9450
E-mail: rblass@deltafunding.com

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A.
11000 Broken Lane Parkway
Columbia, Maryland 21044
Attention: Corporate Trust Department
Telephone: (410) 884-2000
Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	In the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

(d)	In the case of MBIA,

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention: IPM-Structured Finance Division-
     Mortgage Banking Group, Cathleen Murray
Telephone: (914) 765-3739
Facsimile: (914) 765-3810
E-mail: Cathleen.Murray@MBIA.com

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

Agreed and acknowledged by MBIA Insurance Corporation,
as Insurer under the Pooling and Servicing Agreement

MBIA Insurance Corporation
as Insurer

By:
Name:
Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

EXHIBIT A
TO AGREEMENT TO ACT AS BACKUP SERVICER

SERVICER EXTENSION NOTICE

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, California 93065
Attention: Thomas Lin, Portfolio Services

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland 21044-3562
Attention: Corporate Trust Services Group

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504
Attention: Insured Portfolio Management--Structured Finance (IPM-SF)

Re:      Delta Funding Home Equity Loan Trust 199_-__

Dear Ladies and Gentlemen:

Reference is hereby made to the Agreement to Act as Backup Servicer dated November 22, 2000 (the "Agreement") by and between Delta Funding Corporation, Wells Fargo Bank Minnesota ("Wells Fargo"), N.A., MBIA Insurance Corporation ("MBIA") and Countrywide Home Loans, Inc. ("Countrywide"). Pursuant to Section 3.04 of the Agreement, MBIA (or Wells Fargo as the case may be) hereby notifies Countrywide that its term as Servicer has been extended for a period, beginning on [     ], [     ] and ending on [    ], [     ].

[ ] By: Name: Title:

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide") and Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo"), shall be effective as of December 6, 2000.

PRELIMINARY STATEMENT

          Delta currently acts as "Servicer" under that certain Pooling and Servicing Agreement dated as of May 31, 1997 by and among Delta, as seller and servicer and Wells Fargo, as trustee (the "Trustee") (the "Pooling and Servicing Agreement"); and

          Countrywide has agreed to act as a "backup" servicer ("Backup Servicer") of the Mortgage Loans and has further agreed to succeed Delta as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns or is otherwise removed as the "Servicer" under the Pooling and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

          "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

          "Delinquent Loans" means Mortgage Loans which are ______ days Delinquent.

          "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

          "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

          "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

          "Supplemental Fee" means for any Distribution Date, an amount equal to ____________________________ ____________________________________.

          "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a)      Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                   During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                   Immediately, upon its resignation or termination under the Pooling and Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by Wells Fargo in the above notice. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein, and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as Backup Servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

          (b)      Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a)      During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to ____________________ (the "Backup Servicing Fee").

          (b)       Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c)      If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ____________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide’s obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo and, the Rating Agencies. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

          Section 2.05 Reimbursement of Advances.

          (a)      If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo’s reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b)      If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a)      Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b)      Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c)      Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that, to the best of such officer’s knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta’s servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo or Delta as permitted herein.

          (a)      Neither Delta or Wells Fargo may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                   Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Pooling and Servicing Agreementor (ii) Delta is otherwise removed as Servicer under the Pooling and Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide andto the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b)      Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo in its sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and may be Wells Fargo) has fully assumed in writing all of Countrywide’s obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

          Section 3.04 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta’s for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.05 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta and Wells Fargo:

          (a)       Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b)      Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c)      No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d)      Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e)      Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f)      No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g)      Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h)      FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and Wells Fargo:

          (a)      No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta’s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b)      Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide with respect to each Mortgage Loan and REO Property, as applicable:

          (a)      The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b)      At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c)      All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer’s ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d)      Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta’s knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e)      Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f)      The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g)      If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h)      Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i)      There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j)      There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party’s continued failure to cure such breach, the non-breaching party shall be entitled to its remedies set forth in Section 5.02 hereof.

          Section 5.02 Remedies for Breach;Indemnification.

          (a)      Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta’s representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide’s agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta’s failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b)      Countrywide agrees to indemnify, defend, and hold Wells Fargo and Delta harmless from and against any and all Damages incurred by Wells Fargo and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide’s representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide’s indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta’s willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant’s Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant’s Report.

          Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	In the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A.
11000 Broken Lane Parkway
Columbia, Maryland 21044
Attention: Corporate Trust Department
Telephone: (410) 884-2000
Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	In the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

SCHEDULE 3.01(A)

TO THE AGREEMENT TO ACT AS BACKUP SERVICER

(ATTACHED)

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide") and Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo"), shall be effective as of December 6, 2000.

PRELIMINARY STATEMENT

          Delta currently acts as "Servicer" under that certain Pooling and Servicing Agreement dated as of May 31, 1998 by and among Delta, as seller and servicer and Wells Fargo, as trustee (the "Trustee") (the "Pooling and Servicing Agreement"); and

          Countrywide has agreed to act as a "backup" servicer ("Backup Servicer") of the Mortgage Loans and has further agreed to succeed Delta as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns or is otherwise removed as the "Servicer" under the Pooling and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

          Section 1.01 Definitions Incorporated by Reference.

          "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

          "Delinquent Loans" means Mortgage Loans which are ____________ days Delinquent.

          "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

          "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

          "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

          "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

          "Supplemental Fee" means for any Distribution Date, an amount equal to ____________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

          Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a)   Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                   During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                    Immediately, upon its resignation or termination under the Pooling and Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by Wells Fargo in the above notice. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein, and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as Backup Servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

          (b)   Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

           (a)  During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to _________________________ (the "Backup Servicing Fee").

           (b)  Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

           (c)  If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds _________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide’s obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo and, the Rating Agencies. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a)   If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo’s reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b)   If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

          Section 3.01 Transfer of Servicing.

          (a)   Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b)   Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c)   Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that, to the best of such officer’s knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta’s servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo or Delta as permitted herein.

          (a)   Neither Delta or Wells Fargo may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                   Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Pooling and Servicing Agreementor (ii) Delta is otherwise removed as Servicer under the Pooling and Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide andto the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b)   Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo in its sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and may be Wells Fargo) has fully assumed in writing all of Countrywide’s obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

          Section 3.04 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta’s for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.05 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta and Wells Fargo:

           (a)  Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

           (b)  Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate Countrywide only as permitted under the Pooling and Servicing Agreement.

           (c)  No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

           (d)  Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

           (e)  Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

           (f)  No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

           (g)  Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

           (h)  FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and Wells Fargo:

           (a)  No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta’s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b)   Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide with respect to each Mortgage Loan and REO Property, as applicable:

           (a)  The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

           (b)  At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

           (c)  All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer’s ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

           (d)  Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta’s knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

           (e)  Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

           (f)  The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

           (g)  If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

           (h)  Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

           (i)  There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

           (j)  There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party’s continued failure to cure such breach, the non-breaching party shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a)   Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta’s representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide’s agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta’s failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b)   Countrywide agrees to indemnify, defend, and hold Wells Fargo and Delta harmless from and against any and all Damages incurred by Wells Fargo and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide’s representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide’s indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta’s willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant’s Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant’s Report.

           Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	In the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A.
11000 Broken Lane Parkway
Columbia, Maryland 21044
Attention: Corporate Trust Department
Telephone: (410) 884-2000
Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	In the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.

Execution Draft

AGREEMENT TO ACT AS BACKUP SERVICER

          This AGREEMENT TO ACT AS BACKUP SERVICER (this "Agreement") by and among Delta Funding Corporation ("Delta"), Countrywide Home Loans, Inc. ("Countrywide"), Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below) ("Wells Fargo") and MBIA Insurance Corporation, as the insurer ("Insurer" or "MBIA"), shall be effective as of December 6, 2000.

PRELIMINARY STATEMENT

          Delta has acted as "Servicer" under that certain Pooling and Servicing Agreement dated as of October 31, 1995 by and among Lehman ABS Corporation, as depositor, Delta, as seller and servicer, Wells Fargo as successor to Bankers Trust Company of California, N.A., as trustee and MBIA Insurance Corporation, as certificate insurer ("Insurer" or "MBIA"), as such may have been amended to date (the "Pooling and Servicing Agreement");

          Delta has resigned as "Servicer" under the Pooling and Servicing Agreement and has been retained to service the Mortgage Loans pursuant to that certain servicing agreement by and among Delta, Wells Fargo and MBIA dated November 13, 2000 (the "Servicing Agreement").

           Countrywide has agreed to act as a "backup servicer" (the "Backup Servicer") of the Mortgage Loans and has further agreed to act as "Servicer" under the Pooling and Servicing Agreement and provide primary servicing of the Mortgage Loans in the event that Delta resigns, or Delta's Servicing Term expires without renewal, or Delta is otherwise removed as the "Servicer" under the Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Delta, Wells Fargo and Countrywide hereby agree as follows:

ARTICLE I

DEFINITIONS

           Section 1.01 Definitions Incorporated by Reference.

           "Delinquency Percentage" means the percentage equivalent of a fraction the numerator of which is the aggregate principal balance of the Delinquent Loans as of the last business day of the calendar month prior to the month of determination and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in the applicable trust as of such last business day.

           "Delinquent Loans" means Mortgage Loans which are __________ days Delinquent.

           "Delinquent" means the monthly payment due on a due date is not received on or prior to the next due date for such Mortgage Loan.

           "Excess Cashflow Certificates" means a Class BIO Certificate or a Class R Certificate.

           "NIM" means a security the payments on which are derived primarily from distributions on one or more Excess Cashflow Certificates.

           "NIM Related Trust" means a trust which issued Excess Cashflow Certificates that back a NIM.

           "Supplemental Fee" means for any Distribution Date, an amount equal to ____________________________.

           "Trust Certificates" means the subordinated security which is entitled to receive payments after the related NIM has been paid in full.

          Any Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement or the Servicing Agreement, as the case may be.

ARTICLE II

APPOINTMENT OF COUNTRYWIDE

           Section 2.01 Appointment of Backup Servicer; Duties of Backup Servicer.

          (a) Beginning with the execution of this Agreement and until the servicing responsibilities for the Mortgage Loans have been transferred to Countrywide and Countrywide becomes the "Servicer" under the Pooling and Servicing Agreement (the "Backup Servicing Period"), Countrywide shall act as the Backup Servicer of the Mortgage Loans. During the Backup Servicing Period, Countrywide shall board loan level information provided by Delta concerning the Mortgage Loans onto its mortgage loan servicing platform and monitor the ongoing remittance, collection and other related servicing activities for the Mortgage Loans.

                     During the Backup Servicing Period, Delta shall provide Countrywide (i) on the fifth Business Day prior to a monthly Distribution Date, a computer file that contains the information required under Section 5.03(a) of the Pooling and Servicing Agreement (to the extent it pertains to the Mortgage Loans), as of the end of the related preceding Due Period, (ii) at a minimum, quarterly master mortgage loan servicing file, (iii) electronic copies of all monthly reports prepared and delivered by Delta to Wells Fargo and (iv) such other information as Countrywide may reasonably request.

                     Immediately, upon its resignation, termination or upon the expiration of the Servicing Term, under the Servicing Agreement, Delta (or Wells Fargo, as applicable) shall provide Countrywide with written notice of the same. Delta shall, along with Countrywide's reasonable assistance, undertake all steps necessary to transfer, or cause to be transferred, the primary servicing of the Mortgage Loans to Countrywide by the thirtieth (30th) day following Countrywide's receipt of the notice specified in the immediately preceding sentence, or such later date as may be specified by MBIA or Wells Fargo in the notice that the Servicing Term under the Servicing Agreement has not been renewed. Delta's obligations to transfer the primary servicing of the Mortgage Loans to Countrywide, shall include but not be limited to, the delivery of all servicing files, including without duplication all correspondence between Delta and the Mortgagors. Upon the transfer of servicing of the Mortgage Loans to Countrywide (the "Servicing Transfer Date"), Countrywide shall cease to act as the Backup Servicer and shall assume the responsibilities and duties and be entitled to all the rights and benefits of the "Servicer" under the Pooling and Servicing Agreement. Without limiting the generality of the preceding sentence, the parties hereto agree that Countrywide, upon it appointment as successor servicer under the Pooling and Servicing Agreement, will immediately assume the obligations of the servicer to make Monthly Advances and Servicing Advances to the extent required under the Pooling and Servicing Agreement with full right to reimbursement therefore in accordance with the terms and conditions of the Pooling and Servicing Agreement. If Countrywide is ineligible to become the successor servicer under the Pooling and Servicing Agreement because of the criteria set forth therein (excluding any additional criteria imposed by the Insurer), and Wells Fargo is required to assume such duties, either as trustee, securities administrator or successor servicer, Wells Fargo may at its discretion and with the consent of MBIA, (i) retain Countrywide to act a subservicer of the Mortgage Loans and Countrywide shall perform all permitted servicing functions on behalf of Wells Fargo under the Pooling and Servicing Agreement or (ii) appoint another entity to act as successor servicer and Countrywide shall reimburse Wells Fargo up to $25,000 in the aggregate and without duplication with respect to all Pooling and Servicing Agreements where Countrywide is acting as back-up servicer and Wells Fargo is Trustee, for costs and expenses reasonably incurred by Wells Fargo in appointing such successor servicer. If Countrywide is retained as a subservicer of the Mortgage Loans pursuant to clause (i) in the immediately preceding sentence, (x) Countrywide and Wells Fargo shall execute a subservicing agreement containing terms substantially similar to the terms concerning compensation and limitation of liability that are set forth in this Agreement, (y) Wells Fargo may reasonably monitor Countrywide to confirm that servicing is being performed as required by the Pooling and Servicing Agreement and (z) Countrywide's duties as subservicer will cease upon the earlier of its appointment as successor servicer under the Pooling and Servicing Agreement or the termination of Wells Fargo's servicing duties.

          (b) Notwithstanding anything to the contrary in subsection (a) above, neither Countrywide nor Wells Fargo assumes and neither Countrywide nor Wells Fargo shall have any liability for any costs, losses, claims, liabilities, fines, penalties or expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) arising under the Pooling and Servicing Agreement or otherwise, which may be incurred as a result of any act or omission on the part of any party (including without limitation, Delta or any of its sub-servicers) in connection with the origination, receiving, processing, funding or servicing of any Mortgage Loan at any time prior to the Servicing Transfer Date, except in all cases, as set forth in the Pooling and Servicing Agreement.

           Section 2.02 Compensation. In consideration of Countrywide's agreement to perform hereunder, Countrywide shall be entitled to the following compensation:

          (a) During the Backup Servicing Period, Delta out of its compensation as Servicer under the Pooling and Servicing Agreement, shall pay to Countrywide on the second Business Day preceding the related Distribution Date, a monthly fee equal to ________________________ (the "Backup Servicing Fee").

          (b) Beginning on the Servicing Transfer Date, Countrywide shall be entitled to receive the Servicing Compensation.

          (c) If on the Servicing Transfer Date the unpaid principal balance of the Delinquent Loans exceeds ____________________ of the unpaid principal balance of the Mortgage Loans on the Servicing Transfer Date, Countrywide shall receive the Supplemental Fee. The Supplemental Fee shall be payable on each Distribution Date thereafter, regardless of the Delinquency Percentage. For any NIM Related Trust, the Supplemental Fee shall be payable after the NIM but before the Trust Certificates. For any other trust, the Supplemental Fee shall be payable after any carryover amounts due to the related certificateholders, including any certificate holders of any insured certificate, but before any distributions to the related Excess Cashflow Certificates.

          Section 2.03 Costs of Transferring Servicing. Delta, shall be liable for all costs incurred in connection with the transfer of the servicing of the Mortgage Loans to Countrywide, including but not limited to the preparation and recording of all intervening assignments of mortgage and all assignments of mortgage to Countrywide, if necessary, and any associated expenses of Wells Fargo. All costs incurred by Countrywide to transfer the servicing, to the extent not covered by the Trust or by Delta, as servicer, and except as expressly limited by Section 2.04 below, shall be expenses of Countrywide and will not be reimbursed by Wells Fargo. Countrywide as successor servicer agrees to pay the custodian or any successor custodian under the custodial agreement among Wells Fargo, as trustee, Delta and Bankers Trust Company of California, N.A., as custodian, as the same may be amended, modified or supplemented from time to time, relating to the Pooling and Servicing a fee of two dollars ($2) per file released.

          Section 2.04 Transfer the Servicing of the Mortgage Loans. Countrywide's obligation to become the "Servicer" under the Pooling and Servicing Agreement shall be conditioned upon the satisfaction of all conditions by the appropriate parties, necessary for the transfer of the servicing of the Mortgage Loans to Countrywide under the Pooling and Servicing Agreement, including, but not limited to obtaining the prior written approval of Wells Fargo, the Insurer and, the Rating Agencies. The parties hereto acknowledge and agree that MBIA's consent, if given, to Countrywide's succession as "Servicer" under the Pooling and Servicing Agreement will be subject to the Servicing Term described in Section 3.04 of this Agreement and may be conditioned upon such requirements as the Insurer and Countrywide may agree to at the time it gives such consent. Delta hereby agrees to pay all of the costs and expenses of the transfer of servicing to the Backup Servicer hereunder and Delta hereby agrees to pay the costs and expenses for all of the parties hereto for the enforcement of such parties' rights hereunder. Notwithstanding anything to the contrary contained herein, it is acknowledged, understood and agreed that Countrywide shall have no obligation to incur any out of pocket cost or expenses (including without limitation, legal fees) in order to compel the performance of any obligations by any other party to this Agreement.

           Section 2.05 Reimbursement of Advances.

          (a) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Wells Fargo has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to pay to Wells Fargo within thirty (30) days of the date on which Countrywide is appointed as successor servicer, an amount equal to the unreimbursed Monthly Advances or Servicing Advances that have been made by Wells Fargo to the Trust. Wells Fargo shall provide Countrywide with a certificate of an officer of Wells Fargo that certifies and sets forth the amount of the Monthly Advances and Servicing Advances made by Wells Fargo to the Trust. Notwithstanding anything to the contrary herein, Countrywide shall not reimburse Wells Fargo in the manner contemplated in the Section 2.05(a), for any Monthly Advances or Servicing Advances owed to Wells Fargo as the result of Wells Fargo's reimbursement of Delta for any Monthly Advances or Servicing Advances made by Delta. Such advances will be reimbursed to Wells Fargo in pursuant to Section 2.05(b) below.

          (b) If at the time Countrywide becomes successor servicer under the Pooling and Servicing Agreement, Delta has any unreimbursed Monthly Advances or Servicing Advances outstanding, Countrywide agrees to remit all such unreimbursed Monthly Advances or Servicing Advances to Delta out of collections on the related Mortgage Loan, including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts that the "Servicer" is permitted to collect from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed prior to reimbursing itself for any Monthly Advance or Servicing Advance Countrywide makes with respect to the Mortgage Loan. Any funds due to Delta shall be remitted to it on the day on which the "Servicer" is required to remit funds to the Trustee pursuant to the Pooling and Servicing Agreement.

ARTICLE III

SERVICING PROCEDURES

           Section 3.01 Transfer of Servicing.

          (a) Delta shall transfer the servicing of the Mortgage Loans to Countrywide in accordance with the provisions set forth on Schedule 3.01(a) hereto.

          (b) Delta and Countrywide shall perform a reconciliation, on a loan level basis, of the Collection Account and any escrow account balances transferred to it by Delta and any accompanying reports generated by Delta, or any Delta subservicer, if applicable. Delta shall fully cooperate with Countrywide in resolving any discrepancy in the Collection Account or escrow account balances transferred to Countrywide. Delta shall be responsible for any payments necessary to bring the Collection Account or escrow account to full reconciliation. Neither Wells Fargo nor Countrywide shall have any responsibility for funding any resulting discrepancy or shortfall in the Collection Accounts or escrow accounts.

          (c) Wells Fargo shall provide Countrywide and MBIA with a certificate of an officer of Wells Fargo that, to the best of such officer's knowledge: (i) contains a complete description all material breaches by Delta of the Pooling and Servicing Agreement which have not been fully cured (other than those related solely to the filing of the petition for reorganization), including without limitation, all disputes between Delta and Wells Fargo concerning deposits into or withdrawals from the related Collection Account and all disputes relating to Delta's servicing activities or practices; and (ii) confirmation that all reports required to be filed with Wells Fargo by Delta have been timely filed.

          Section 3.02 Servicing of Mortgage Loans. Except as otherwise expressly provided herein, Countrywide shall service each Mortgage Loan in compliance with the terms and conditions of the Pooling and Servicing Agreement, and except as otherwise provided herein, Countrywide shall succeed to and undertake the rights, duties, and obligations of Delta to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

          Section 3.03 Termination of Countrywide as Backup Servicer. This Agreement shall commence on the date hereof and remain in effect unless sooner terminated by Wells Fargo, MBIA or Delta as permitted herein.

          (a) Neither Delta, Wells Fargo or MBIA may terminate this Agreement before the one (1) year anniversary of this Agreement. Thereafter, but prior to Countrywide being appointed as a successor servicer under the Pooling and Servicing Agreement, Wells Fargo, and not Delta, with the consent of MBIA may terminate this Agreement, without payment of a termination fee, upon providing not less that forty-five (45) days written notice to Countrywide.

                     Notwithstanding anything to the contrary in the foregoing, if (i) Delta sells its rights to service the Mortgage Loans under the Servicing Agreement, (ii) Delta's Servicing Term under the Servicing Agreement expires without renewal or (iii) Delta is otherwise removed as Servicer under the Servicing Agreement prior to the one (1) year anniversary of this Agreement, Delta shall pay Countrywide an amount equal to the difference of (x) the Backup Servicing Fee that would have been earned by Countrywide during the twelve one month periods as Backup Servicer following the execution of this Agreement and (y) the amount of Backup Servicing Fees actually paid to Countrywide and to the extent that Countrywide has not succeeded as the servicer of the Mortgage Loans pursuant to Section 2.01(a) above, Countrywide's right and obligation to service as the Backup Servicer or succeed Delta as the servicer of the Mortgage Loans under this Agreement shall terminate.

          (b) Countrywide may not resign from its obligations and duties herein imposed on at any time except (a) with the prior written consent of Wells Fargo and MBIA in their sole discretion and provided further that a successor servicer (which must be reasonably acceptable to Wells Fargo and MBIA and may be Wells Fargo) has fully assumed in writing all of Countrywide's obligations and duties hereunder, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. In the event that Countrywide resigns under this Agreement, Countrywide will be entitled only to compensation accrued but unpaid, together with any unreimbursed advances together with any interest thereon, at the time such resignation becomes effective. All such amounts shall be paid to Countrywide by Wells Fargo within thirty (30) days following the receipt by Wells Fargo of funds permitted to be applied to such amounts in accordance with the Pooling and Servicing Agreement and this Agreement. In the event Countrywide resigns from its obligations and duties hereunder, it shall not be entitled to any termination compensation.

           Section 3.04 Countrywide as Successor Servicer under the Pooling and Servicing Agreement.

          (a) In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement, Countrywide shall service the Mortgage Loans for a ninety (90) day term (the "Servicing Term"), which Servicing Term may be renewed by MBIA or the Trustee as set forth below. MBIA may, in its sole discretion, send or direct the Trustee, in writing, to send a written notice (a "Servicer Extension Notice"), in the form of Exhibit A hereto, to Countrywide and Wells Fargo (or MBIA as the case may be), extending the Servicing Term for one or more 90-day terms or terms of any other duration (not less than 90 days) specified by the Insurer or the Trustee (at the direction of MBIA) in the related Servicer Extension Notice (each, a "Servicing Period"). Any Servicer Extension Notice shall be delivered to such parties no later than ten (10) Business Days prior to the expiration of the existing Servicing Period; provided, however, that any such Servicer Extension Notice that extends the Servicing Term beyond the existing Servicing Term is revocable by MBIA, in it sole discretion, at any time before the expiration of such ten (10) Business Day period. Countrywide shall be bound upon its receipt of any such Servicer Extension Notice, for the duration of the Servicing Period and each successive term covered by such Servicer Extension Notice to act as the "Servicer" of the Mortgage Loans under the Pooling and Servicing Agreement, unless sooner terminated in accordance with Article VIII of the Pooling and Servicing Agreement. If a Servicer Extension Notice is delivered after the expiration of the existing Servicing Term, MBIA and Countrywide may agree that Countrywide shall be bound for the Servicing Term covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless Countrywide is otherwise terminated under this Agreement. Unless a Servicer Extension Notice is sent, this Servicing Agreement and all of the Servicer's rights and obligations shall expire at the end of the applicable Servicing Period.

          (b) In the event that Wells Fargo has not received written direction to extend the Servicing Term from MBIA on or before the tenth (10th) Business Day prior to the expiration of the existing Servicing Period, then Wells Fargo may notify MBIA to that effect and inquire as to whether MBIA will direct Wells Fargo to send Countrywide a Servicer Extension Notice.

          Section 3.05 Nonsolicitation. Neither Countrywide nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited. From and after the date of this Agreement, Countrywide agrees that it shall not (i) use the list of Mortgagors and their addresses to make direct mailings or solicitations to such Mortgagors for the purpose of advertising and promoting any financial and/or insurance service or product offered by Countrywide or any of its affiliates or subsidiaries and/or soliciting applications for any credit, deposit, investment advice or other financial and/or insurance products or services offered by Countrywide and/or its affiliates and subsidiaries; (ii) make the list of the names and addresses of the Mortgagors available to any third party for any solicitation purpose; or (iii) utilize any other information regarding any customer of Delta's for any targeted marketing or solicitation. Provided however, Countrywide may respond to an inquiry from a Mortgagor relating to a payoff or a request for information pertaining to a mortgage loan product; and may make solicitations to Mortgagors which are a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters derived from data provided by Owner or relating to the Mortgagors or Mortgage Loans specifically).

          Section 3.06 Clean-up Call. In the event that Countrywide is appointed as a successor servicer under the Pooling and Servicing Agreement with respect to a NIM Related Trust, Countrywide agrees to waive any right to purchase related mortgage loans whenever the outstanding principal balances of such mortgage loans is less than 10% of the aggregate principal balances of all mortgage loans as of the related cut-off date for so long as any securities issued by the NIM Related Trust are outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          Section 4.01 Organizational and Other Related Warranties of Countrywide. Countrywide hereby makes the following representations and warranties to Delta, Wells Fargo and MBIA:

          (a) Organization and Good Standing. Countrywide is an entity duly organized, validly existing, and in good standing under the laws of the state of New York, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the Pooling and Servicing Agreement.

          (b) Eligibility to Act as a Servicer. Countrywide hereby represents and warrants that it meets the eligibility requirements to be a successor servicer under the Pooling and Servicing Agreement as of the date of this Agreement. If Countrywide ceases to meet the eligibility requirements under a Pooling and Servicing Agreement, Countrywide shall immediately notify Wells Fargo, MBIA and Delta in writing. Prior to the Servicing Transfer Date, upon any event described in the immediately preceding sentence, this Agreement may be immediately terminated by Wells Fargo with the consent of MBIA. Following the Servicing Transfer Date, upon any event described in second sentence of this Section 4.01(b), Wells Fargo may terminate, with the consent of MBIA, Countrywide only as permitted under the Pooling and Servicing Agreement.

          (c) No Violation. Neither the execution and delivery by Countrywide of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Countrywide with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation, charter or by-laws) of Countrywide, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Countrywide, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, the Pooling and Servicing Agreement) to which Countrywide is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Countrywide is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Countrywide ‘s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement, or the financial condition of Countrywide.

          (d) Authorization and Enforceability. The execution and delivery by Countrywide of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Countrywide with the terms hereof and of the Pooling and Servicing Agreement are within the powers of Countrywide, and have been duly authorized by all necessary action on the part of Countrywide. This Agreement has been duly executed and delivered by Countrywide and constitutes the legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Countrywide has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over Countrywide, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Countrywide.

          (e) Approvals and Permits. Countrywide possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated by the terms of this Agreement, and Countrywide has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of Countrywide.

          (f) No Litigation or Adverse Conditions. No litigation is pending or, to the best of Countrywide ‘s knowledge, threatened against it, which, if determined adversely to Countrywide would prohibit Countrywide from entering into this Agreement or, in the good faith and reasonable judgment of Countrywide, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement or the financial condition of Countrywide. Countrywide has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (g) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of Countrywide with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the Pooling and Servicing Agreement for it to maintain. Neither Countrywide nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

          (h) FannieMae-Approved. Countrywide is a FannieMae approved seller/servicer of single-family first and second lien mortgage loans in good standing.

          Section 4.02 Organizational Representations and Warranties and Other Related Warranties of Delta. Delta hereby makes the following representations and warranties to Countrywide and MBIA:

          (a) No Violation. Neither the execution and delivery by Delta of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by Delta with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Delta, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Delta, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Delta is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Delta is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Delta's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of Delta.

          (b) Authorization and Enforceability. The execution and delivery by Delta of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Delta with the terms hereof are within the powers of Delta, and have been duly authorized by all necessary action on the part of Delta. All organizational resolutions and consents necessary for Delta to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Delta and will constitute the legal, valid and binding obligation of Delta, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Delta need not obtain any other consents, approvals, authorizations, or orders of, any court, regulatory authority or other governmental body having jurisdiction over Delta, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Delta.

          Section 4.03 Representations and Warranties of Delta with respect to the Mortgage Loans and REO Properties. As of the date of this Agreement and again on the Servicing Transfer Date, Delta hereby makes the following representations and warranties to Countrywide and MBIA with respect to each Mortgage Loan and REO Property, as applicable:

          (a) The servicing and collection practices with respect to each Mortgage Loan and the promissory note related to each Mortgage (the "Mortgage Note) have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation laws related to usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business;

          (b) At all times since the execution of the Pooling and Servicing Agreement, the Mortgage Loans and REO Properties have been serviced in accordance with the provisions of the Pooling and Servicing Agreement;

          (c) All servicing records relating to each Mortgage Loan and REO Property which Countrywide has received from Delta are true and correct in all material respects, the unpaid principal balance of each Mortgage Loan is as stated on the prior servicer's ledger, computer printouts, and records pertaining to each Mortgage Loan and REO Property received by Countrywide and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto;

          (d) Other than foreclosure or an eviction proceeding and except as disclosed to Countrywide in writing, there is no action, suit, proceeding, investigation or litigation pending or, to Delta's knowledge, threatened, with respect to the Mortgage Loan or the Mortgaged Property or the REO Property;

          (e) Except as disclosed to Countrywide in writing, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property or REO Property. All homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for;

          (f) The Mortgage Loan or REO Property is covered by a valid and transferable tax service contract with Transamerica, or such other vendor as may be reasonably acceptable to Countrywide;

          (g) If the REO Property was acquired pursuant to a foreclosure sale, such sale was conducted in accordance with applicable federal, state and local law, and the Mortgagor with respect to the mortgage that was foreclosed upon has no claims against the REO Property or the manner in which the foreclosure sale was conducted;

          (h) Trustee has good and marketable fee simple title to, and is the sole owner and holder of, the REO Property free and clear of any encumbrance, equity, lien, pledge, charge, claim or security;

          (i) There is no proceeding pending for the total or partial condemnation of the REO Property. The REO Property is free of contamination from Hazardous Substances, and no amount of any Hazardous Substance has been disposed of or identified on, under or at the REO Property in violation of any federal, state or municipal law, regulation or standard; and

          (j) There are no broker commitments, listing agreements or sales contracts in force with respect to the REO Property; and there are no other management, service, supply, security, maintenance or other similar contracts or agreements with respect to the REO Property which may affect the REO Property.

ARTICLE V

DEFAULT

          Section 5.01 Discovery of Default. Upon discovery by Delta or Countrywide of a breach of its obligations hereunder or a breach of any of the representations or warranties set forth in Article 4 which materially and adversely affects the interests of the non-breaching party or MBIA, the party discovering such breach shall give prompt written notice to the other party and MBIA. Within 60 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, upon the breaching party's continued failure to cure such breach, the non-breaching party and MBIA shall be entitled to its remedies set forth in Section 5.02 hereof.

           Section 5.02 Remedies for Breach;Indemnification.

          (a) Delta agrees to indemnify and hold each of Wells Fargo, in its corporate capacity and as Trustee under the Pooling and Servicing Agreement, MBIA and Countrywide harmless from and against any and all costs, demands, losses, claims, liabilities, fines, penalties and expenses (including interest which may be imposed in connection therewith and court costs and fees and disbursements of counsel) (collectively, the "Damages") incurred by Wells Fargo, MBIA or Countrywide, respectively, resulting from (i) any act or omission on the part of Delta, any prior servicer or any other third party which occurred in connection with the origination, receiving, processing, funding or servicing of a Mortgage Loan at any time prior to the Servicing Transfer Date; (ii) a breach of any of Delta's representations, warranties or covenants, or other obligations, contained herein; (iii) any failure by Delta to resolve or fund any discrepancy or shortfall in the Collection Account as required under Section 3.01(b) above; (iv) any failure of Delta to any claim by any party, that arises out of, or relates to, the execution by Countrywide of this Agreement or Countrywide's agreement to undertake the backup servicing of a Mortgage Loan hereunder; or (v) any claim that Delta failed or Delta's failure to obtain any required consent, approval, or authorization the transfer of the servicing of the Mortgage Loans to Countrywide as provided herein or the fulfillment by Delta of its obligations hereunder with respect to any Mortgage Loan. Delta shall reimburse Wells Fargo, MBIA or Countrywide, as the case may be for amounts pursuant to which Countrywide is entitled to indemnification hereunder as such Damages are incurred.

          (b) Countrywide agrees to indemnify, defend, and hold Wells Fargo, MBIA and Delta harmless from and against any and all Damages incurred by Wells Fargo, MBIA and Delta in connection with third-party claims resulting from (i) any act or omission on the part of Countrywide which occurred in connection with the servicing of a Mortgage Loan at any time after the Servicing Transfer Date; or (ii) a breach of any of Countrywide's representations, warranties or covenants, or obligations, contained herein; provided, however, that Countrywide's indemnity obligation hereunder shall not extend to any Damages recoverable by Delta and Wells Fargo under the terms of the Pooling and Servicing Agreement or any Damages to the extent caused by Delta's willful misconduct or negligence. Countrywide shall reimburse Delta for amounts pursuant to which Delta is entitled to indemnification hereunder as such amounts are incurred.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          Section 6.01 Annual Statement as to Compliance. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Statement of Compliance.

          Section 6.02 Annual Independent Certified Public Accountant's Reports. In the event Countrywide succeeds Delta as the "Servicer" under the Pooling and Servicing Agreement, Countrywide shall use February 28(29) as the end of its fiscal year for purposes of preparing and delivering its Annual Independent Certified Public Accountant's Report.

          Section 6.03 Amendment. This Agreement may be amended from time to time by written agreement signed by each of the parties hereto and the written consent of MBIA.

          Section 6.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          Section 6.05 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           Section 6.06 Notices. Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

(a)	In the case of Delta,
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, New York 11797
Attention: Richard Blass
Telephone: 516-812-8227
Facsimile: 516-364-9450
E-mail: rblass@deltafunding.com

or such other address as may hereafter be furnished to Countrywide in writing.

(b)	In the case of Wells Fargo,

Wells Fargo Bank Minnesota, N.A. 11000 Broken Lane Parkway Columbia, Maryland 21044 Attention: Corporate Trust Department Telephone: (410) 884-2000 Facsimile: (410) 884-2360

or such other address that may hereinafter be furnished by Wells Fargo

(c)	In the case of Countrywide,

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, CA 93065
Attention: Thomas P. Lin, First Vice President
Telephone: (805) 520-5465
Facsimile: (805) 578-5177
E-mail: Thomas_Lin@countrywide.com

or such other address as may hereafter be furnished to Delta in writing;

(d)	In the case of MBIA,

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention: IPM-Structured Finance Division-
    Mortgage Banking Group, Cathleen Murray
Telephone: (914) 765-3739
Facsimile: (914) 765-3810
E-mail: Cathleen.Murray@MBIA.com

          Section 6.07 Survival of Representations and Warranties; Severability of Provisions. Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.08 Successors and Assigns. Countrywide may not assign or transfer its rights or obligations under this Agreement without prior written consent of the parties hereto and Wells Fargo and the Insurer; provided, however, this shall not prevent Countrywide in its sole judgment from delegating specific servicing obligations hereunder to, including without limitation, computer bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and any other person determined by Countrywide as long as Countrywide remains responsible for any action taken or not taken by such companies, agents or representatives throughout the term of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 6.09 Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.10 No Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor.

          IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, as of _______________, 2000.

COUNTRYWIDE HOME LOANS, INC., as Countrywide By: Name: Title: DELTA FUNDING CORPORATION, as Delta By: Name: Title: WELLS FARGO BANK MINNESOTA, N.A. as Wells Fargo By: Name: Title:

Agreed and acknowledged by MBIA Insurance Corporation,
as Insurer under the Pooling and Servicing Agreement

MBIA Insurance Corporation
as Insurer

By:
Name:
Title:

SCHEDULE 3.01(A)
TO THE AGREEMENT TO ACT AS BACKUP SERVICER
(ATTACHED)

EXHIBIT A
TO AGREEMENT TO ACT AS BACKUP SERVICER

SERVICER EXTENSION NOTICE

Countrywide Home Loans, Inc.
400 Countrywide Way, MSN SV-A
Simi Valley, California 93065
Attention: Thomas Lin, Portfolio Services

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland 21044-3562
Attention: Corporate Trust Services Group

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504
Attention: Insured Portfolio Management--Structured Finance (IPM-SF)

Re:     Delta Funding Home Equity Loan Trust 199_-__

Dear Ladies and Gentlemen:

Reference is hereby made to the Agreement to Act as Backup Servicer dated November 22, 2000 (the "Agreement") by and between Delta Funding Corporation, Wells Fargo Bank Minnesota ("Wells Fargo"), N.A., MBIA Insurance Corporation ("MBIA") and Countrywide Home Loans, Inc. ("Countrywide"). Pursuant to Section 3.04 of the Agreement, MBIA (or Wells Fargo as the case may be) hereby notifies Countrywide that its term as Servicer has been extended for a period, beginning on [  ], [  ] and ending on [  ], [  ].

[ ] By: Name: Title:

Schedule 3.01(a)
Transfer Instructions

        Responsible
 Task   Party          Date to be Completed          Task                                   CHL Contact

   1    Delta          20 days prior to transfer     Complete all items on the due
                                                     diligence checklist prior to
                                                     the due diligence date.

   2    Delta          15 days prior to transfer     Forward to CHL a complete set          DATA PROCESSING
                                                     of tapes for all loans in this
                                                     subservicing portfolio.  The
                                                     reports must include: Trial
                                                     Balance, Master file, Escrow
                                                     file, Payee File, and ACH file.
                                                     Field and code definitions must
                                                     be included.

   3    Delta          15 days prior to transfer     If ARM loans are included in this      SERVICING
                                                     subservicing portfolio, forward to     ACQUISITIONS
                                                     CHL a complete set of ARM reports.
                                                     The reports should include:  ARM
                                                     Master File, ARM history file, ARM
                                                     override files etc. Field and code
                                                     definitions must be included.

   4    Delta          15 days prior to transfer     Forward to CHL a 10% sampling of ARM   SERVICING
                                                     loans. (Copies of ARM Notes and        ACQUISITIONS
                                                     Riders)

   5    Delta          15 days prior to transfer     For any ARM loans, copies of all ARM   SERVICING
                                                     change letters must be sent to CHL.    ACQUISITIONS
                                                     The letters are needed for any
                                                     changes that have occurred from the
                                                     paid to date until the time of
                                                     transfer. In the case of a monthly
                                                     adjustable, an excel spreadsheet
                                                     with all pending changes is required.

   6    Delta          5 days prior to transfer      Forward to CHL a copy of ALL buydown   SERVICING
                                                     agreements, GPM schedules and notes/   ACQUISITIONS
                                                     riders/addenda for balloon loans.

   7    Delta          10 days prior to transfer     Forward to CHL a report of all loans   SERVICING
                                                     with optional insurance and copies     ACQUISITIONS
                                                     of applicable optional insurance
                                                     policies. If this is not applicable,
                                                     please send a letter stating this
                                                     fact.

   8    Delta          10 days prior to transfer     Fwd to CHL a preliminary report of     SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH) or other alternative
                                                     payment methods. The report should
                                                     include all drafting, bank and
                                                     routing information. If this is not
                                                     applicable, please send a letter
                                                     stating this fact.

   9    Delta          15 days prior to transfer     Forward to CHL a sample copy of your   SERVICING
                                                     automatic payment drafts (ACH)         ACQUISITIONS
                                                     authorization.

  10    Delta          15 days prior to transfer     Forward to CHL a copy of the Transfer  SERVICING
                                                     Date Trial Balance                     ACQUISITIONS

  11    Delta          5 days prior to transfer      Forward to CHL a list of excluded      SERVICING
                                                     loans as of the Transfer Date with     ACQUISITIONS
                                                     Principal balance as of the Transfer
                                                     Date

  12    Delta          20 days prior to transfer     Forward to CHL a preliminary Good-bye  SERVICING
                                                     letter to the mortgagors for CHL's     ACQUISITIONS
                                                     review and approval. (Per RESPA
                                                     requirements)

  13    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Acquisition and Agency assignment      ACQUISITIONS
                                                     for CHL'S review and approval.

  14     CHL           18 days prior to transfer     Review Good-bye letter and initial     SERVICING
                                                     indicating approval and return to      ACQUISITIONS
                                                     Owner

  15    Delta          15 days prior to transfer     Notify custodian (If the custodian
                                                     is not FNMA or FHLMC) of impending
                                                     transfer.

  16    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct parcel number for all loans.
                                                     This information should be reflected
                                                     on the reports in Task 2.

  17    Delta          10 days prior to transfer     Update servicing system to show the
                                                     correct Flood determination
                                                     information for all loans. This
                                                     information should include:
                                                     Community & Map Panel #, Certificate
                                                     #, Flood zone.

  18    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Insurance, PMI, Taxing authority or    ACQUISITIONS
                                                     Junior lien holder transfer
                                                     notification letter for CHL's
                                                     review and approval.

  19     CHL           18 days prior to transfer     Review Transfer notification
                                                     letters and initial indicating
                                                     approval and return to Owner

  20    Delta          20 days prior to transfer     Forward to CHL a preliminary           SERVICING
                                                     Flood Determination and/or Tax         ACQUISITIONS
                                                     servicer transfer notification
                                                     letter for CHL's review and
                                                     approval.

  21     CHL           18 days prior to transfer     Review Transfer notification           SERVICING
                                                     letters and initial indicating         ACQUISITIONS
                                                     approval and return to Owner

  22    Delta          Prior to Transfer Date        For any ARM loans, if the index
                                                     value is available prior to the
                                                     Transfer Date, then the loan must
                                                     be adjusted and the borrower
                                                     notified of the change prior to
                                                     the Transfer Date.

  23    Delta          Prior to Transfer Date        Review all non-escrowed loans and
                                                     resolve any with outstanding
                                                     negative or positive balances.

  24    Delta          Prior to Transfer Date        Assure that all tax bills which are
                                                     due within 30 days after the
                                                     transfer date are paid prior to the
                                                     transfer date

  25    Delta          Prior to Transfer Date        Assure that all hazard, earthquake,
                                                     flood insurance bills which are due
                                                     within 30 days after the transfer
                                                     date are paid prior to the transfer
                                                     date

  26    Delta          Prior to Transfer Date        Get investor(s) approval for the
                                                     transfer and notify CHL.

  27    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the  Hazard, Earthquake
                                                     and Flood Ins. Companies.

  28    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Taxing Authorities
                                                     or Tax Servicers

  29    Delta          15 days prior to transfer     Mail all transfer notification
                                                     letters to the Flood Determination
                                                     company.

  30    Delta          No less than 15 days prior    Mailrall mortgagor good-bye letters
                       to transfer

  31     CHL           Prior to Transfer Date        Mail all Hello letters

  32    Delta          Prior to Transfer Date        On GNMA portfolios, provide to CHL a
                                                     listing of tax identification numbers
                                                     on each pool.

  33    Delta          Prior to Transfer Date        On FNMA MBS and GNMA pools forward a
                                                     copy of the form 2005 or 1706 to CHL.

  34    Delta          Prior to Transfer Date        For impounded loans in the state of
                                                     New Jersey, the form ME-2 must be
                                                     completed and sent.

  35    Delta          5 days prior to transfer      If any original security documents
                                                     are kept in the loan origination
                                                     file, please remove the documents
                                                     and place in the file with the
                                                     Security Documents.

  36    Delta          5 days prior to transfer      Forward all origination files to CHL.  RECORDS
                                                                                            MANAGEMENT

  37    Delta          5 days prior to transfer      Forward all security documents to
                                                     Custodian

  38    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Bankruptcy, REO and          ACQUISITIONS
                                                     Foreclosure work files

  39    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separated Collection and Payment       ACQUISITIONS
                                                     plan work files. If this
                                                     information is only on your
                                                     servicing system, please provide
                                                     screen prints of the information.

  40    Delta          5 days prior to transfer      Review, update and send to CHL all     SERVICING
                                                     separate Assumption and Loss Draft     ACQUISITIONS
                                                     work files. If this information is
                                                     only on your servicing system,
                                                     please provide screen prints of the
                                                     information.

  41    Delta          Prior to Transfer Date        Apply interest on escrow.

  42    Delta          Prior to Transfer Date        Post interest to escrow on loans
                                                     with escrow accounts.

  43                                                 Transfer Date

  44    Delta          1 day after Transfer          Forward to CHL a complete final set    DATA
                                                     of tapes for all loans in the          PROCESSING
                                                     portolio. The reports must include:
                                                     Trial Balance, Master file, Escrow
                                                     file, Payee File, and ACH file. Field
                                                     and code definitions must be included.
                                                     The tapes should reflect data as of
                                                     end of business the day prior to
                                                     transfer.

  45    Delta          1 day after Transfer          Forward a trial balance as of the      SERVICING
                                                     transfer date to CHL.                  ACQUISITIONS

  46    Delta          1 day after Transfer          Forward to CHL a final report of       SERVICING
                                                     all loans with automatic payment       ACQUISITIONS
                                                     drafts (ACH). The report should
                                                     include all drafting, bank and
                                                     routing information.

  47    Delta          1 day after Transfer          Forward to CHL copies of all           SERVICING
                                                     Investor accounting reports for        ACQUISITIONS
                                                     the latest cutoff.

  48    Delta          1 day after Transfer          Forward to CHL the Test of P&I,        INVESTOR
                                                     Reconciliation of Pool to              ACCOUNTING
                                                     Security

  49    Delta          10 days following transfer    Forward to CHL, the entire loan        SERVICING
                                                     history from inception of the loan     ACQUISITIONS
                                                     along with an explanation of the
                                                     codes.

  50    Delta          5 days following transfer     For any FHA loans prepare the HUD
                                                     form 92080 and send to FHA

  51    Delta          Ongoing                       Any security document received         DOCUMENT
                                                     after the transfer date must be        CONTROL
                                                     sent directly to our Document
                                                     Control Department.

  52    Delta          2 days following transfer     Forward to CHL, a schedule of          SERVICING
                                                     all buydown loans reflecting the       ACQUISITIONS
                                                     remaining amount of buydown funds
                                                     held.

  53    Delta          5 days following transfer     Wire to CHL the escrow funds,          SERVICING
                                                     suspense funds, loss draft amounts,    ACQUISITIONS
                                                     buydown funds etc.

  54    Delta          Ongoing                       Forward to CHL any payments,           SERVICING
                                                     correspondence, bills, NSF checks      ACQUISITIONS
                                                     received after the transfer date.

  55    Delta          2 days following transfer     Forward the Officer's Certification    SERVICING
                                                     to CHL                                 ACQUISITIONS

  56    Delta          2 days following transfer     Forward a listing of unpaid taxes,     SERVICING
                                                     pending tax refunds and                ACQUISITIONS
                                                     miscellaneous insurance issues to
                                                     CHL.

  57    Delta          2 days following transfer     Forward a listing of unpaid            SERVICING
                                                     insurance, pending force order         ACQUISITIONS
                                                     insurance refunds and
                                                     miscellaneous insurance issues
                                                     to CHL.